As filed with the U.S. Securities and Exchange Commission on September 26, 2003
-------------------------------------------------------------------------------
Registration No.   33-90952
                   811-9012

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_]  Pre-Effective Amendment No.

[X]  Post-Effective Amendment No. 11

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940, Amendment No. 11

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.
(Exact name of Registrant as Specified in Charter)

125 Broad Street, New York, New York  10004
(Address of Principal Executive Offices)  (Zip Code)

(800)-451-2010
(Registrant's Telephone Number, including Area Code:)

Christina T. Sydor
300 First Stamford Place, 4th Floor, Stamford, Connecticut, 06902
(Name and Address of Agent For Service)

Continuous
(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to Paragraph (b) of Rule 485
 X  On September 29, 2003 pursuant to paragraph (b) of Rule 485
___
___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ On Date pursuant to paragraph (a)(1) of Rule 485
___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
___ On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Common Stock

                          SMITH BARNEY INSTITUTIONAL
                           CASH MANAGEMENT FUND INC.

      Cash Portfolio
      Government Portfolio
      Municipal Portfolio

      Class A Shares

      September 29, 2003



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE


                                  PROSPECTUS

Smith Barney Institutional Cash Management Fund Inc.

  Contents

               Investments, risks and performance...........  2

               Management...................................  9

               Buying shares................................ 10

               Exchanging shares............................ 11

               Redeeming shares............................. 12

               Other things to know about share transactions 14

               Dividends, distributions and taxes........... 16

               Share price.................................. 17

               Financial highlights......................... 18





                                                      Smith Barney Mutual Funds

  Investments, risks and performance


Each portfolio described in this prospectus is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives
Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments
Government Portfolio Government Portfolio invests exclusively in short-term U.S. government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.

Cash Portfolio Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers' acceptances, or time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the FDIC or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.

Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Municipal Portfolio As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in

Smith Barney Institutional Cash Management Fund Inc.

high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The Municipal Portfolio may invest up to 20% of its net assets in securities the interest on which is subject to regular federal income tax.


Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.


Minimum credit quality The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the manager to be of equivalent quality.


Maximum maturity Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


Structured securities Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structures from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities that have elements of derivative instruments: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.


Selection process
In selecting investments for the portfolios, the manager looks for:

..  The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
..  Issuers it believes offer minimal credit risk
..  Maturities consistent with the manager's outlook for interest rates

                                                      Smith Barney Mutual Funds

Principal risks of investing in the portfolios
All investments involve some degree of risk. However, each portfolio is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the portfolios' Board of Directors based on special rules for money market funds adopted under federal law.


An investment in a portfolio is not a bank deposit and is not issued or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds, if:


..  Interest rates rise, causing the value of the portfolio's investments to decline.
..  An issuer or guarantor of the portfolio's securities defaults, or the security's credit rating is downgraded.
..  The manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
.. With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio's foreign securities may decline because of unfavorable government actions or political instability.


It is possible that some of Municipal Portfolio's income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. The Municipal Portfolio's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio's income and gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.



Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues, which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of a portfolio.


Smith Barney Institutional Cash Management Fund Inc.

Who may want to invest
Cash, Government and Municipal Portfolio each may be an appropriate investment if you:

..  Are seeking current income
.. Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than many other types of portfolios

In addition, Municipal Portfolio may be an appropriate investment if you:

..  Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
..  Are willing to accept the risks of short-term municipal securities

Risk return bar charts

The bar charts indicate the risks of investing in the portfolios by showing changes in the portfolios' performance from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. The bar charts show the performance of each of the portfolio's Class A shares for each of the past 7 calendar years.


                        Total Return for Cash Portfolio

                    [CHART]

1996    1997    1998    1999    2000    2001   2002
-----   -----   -----   -----   -----   -----  -----
5.37%   5.54%   5.50%   5.14%   6.38%   4.12%  1.67%

      Calendar years ended December 31

Quarterly returns:

Highest: 1.64% in 3rd quarter 2000; Lowest: 0.38% in 4th quarter 2002



Year to date: 0.55% through 6/30/2003


                                                      Smith Barney Mutual Funds

                     Total Return for Government Portfolio

                    [CHART]

1996    1997    1998    1999    2000    2001   2002
-----   -----   -----   -----   -----   -----  -----
5.31%   5.43%   5.36%   4.96%   6.22%   3.91%  1.54%

    Calendar years ended December 31

Quarterly returns:

Highest: 1.60% in 3rd quarter 2000; Lowest: 0.34% in 4th quarter 2002



Year to date: 0.52% through 6/30/2003


                     Total Return for Municipal Portfolio

                    [CHART]

1996     1997    1998    1999    2000    2001   2002
-----   -----   -----   -----   -----   -----  -----
3.41%   3.55%   3.39%   3.16%   3.98%   2.68%  1.34%

     Calendar years ended December 31
Quarterly returns:

Highest: 1.05% in 4th quarter 2000; Lowest: 0.32% in 3rd quarter 2002



Year to date: 0.50% through 6/30/2003


Smith Barney Institutional Cash Management Fund Inc.

Risk return table
This table indicates the risks of investing in the portfolios by comparing the average annual total return of Class A shares of each portfolio for the periods shown with that of the 90-day Treasury bill. Past performance does not necessarily indicate how the portfolios will perform in the future. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    For the Periods Ended December 31, 2002



                                      Since   Inception
Portfolio            1 year 5 years Inception   Date
Cash Portfolio        1.67%  4.55%    4.89%    6/16/95
Government Portfolio  1.54%  4.38%    4.75%    6/16/95
Municipal Portfolio   1.34%  2.91%    3.13%    6/16/95
90 day T-Bill         1.59%  4.11%    4.48%       *


 *90 day T-bill comparison date begins on 6/16/95.



            7 day yield as of December 31, 2002 for Class A Shares



              Cash    Government Municipal
            Portfolio Portfolio  Portfolio
7 day yield   1.33%      1.17%     1.36%


                                                      Smith Barney Mutual Funds

Fee table
This table describes the fees and expenses you may pay if you buy and hold Class A shares of a portfolio.

                               Shareholder fees

       (fees paid directly from your        Cash    Government Municipal
       investment)                        Portfolio Portfolio  Portfolio
       Maximum sales charge (load)
       imposed on purchases (as a % of
       offering price)                      None       None      None
       Maximum deferred sales charge
       (load) (as a % of the lower of net
       asset value at purchase or
       redemption)                          None       None      None

                      Annual portfolio operating expenses


      (expenses deducted from portfolio       Cash    Government Municipal
      assets)                               Portfolio Portfolio  Portfolio
      Management fee/(1)/                     0.27%     0.27%      0.27%
      Distribution and service (12b-1) fees    None      None       None
      Other expenses                          0.02%     0.08%      0.05%
                                              -----     -----      -----
      Total annual portfolio operating
      expenses/(1)/                           0.29%     0.35%      0.32%

/(1)/Themanager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.80% of each portfolio's average daily net assets. Because the manager waived a portion of the management fees, actual expenses for the prior fiscal year were:


                                         Cash    Government Municipal
                                       Portfolio Portfolio  Portfolio
           Management fee                0.21%     0.15%      0.18%
           Total annual fund operating
           expenses                      0.23%     0.23%      0.23%

Subjectto the cap on total annual operating expenses, the manager may change or eliminate these management fee waivers at any time. The manager may terminate the 0.80% limit on total annual operating expenses on 14 days' prior notice to shareholders.

Smith Barney Institutional Cash Management Fund Inc.

Example
This example is intended to help you compare the costs of investing in Class A shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

.. You invest $10,000 in Class A shares of the portfolios for the period shown .. Your investment has a 5% return each year
..  You reinvest all distributions and dividends without a sales charge

.. Each portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

..  Redemption of your shares at the end of the period

                      Number of years you own your shares


                                   1 year 3 years 5 years 10 years
              Cash Portfolio        $30    $ 93    $163     $368
              Government Portfolio  $36    $113    $197     $443
              Municipal Portfolio   $33    $103    $180     $406


  Management


Manager The portfolios' investment manager is Smith Barney Fund Management LLC (the "manager"), an affiliate of Citigroup Global Markets Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the portfolios' investments and oversees their operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.


Management fee For its services, the manager received a fee during each portfolio's last fiscal year equal to the amount shown below:


                     Management fees, after waivers, as a percentage
Portfolio              of the portfolio's average daily net assets
Cash Portfolio                            0.21%
Government Portfolio                      0.15%
Municipal Portfolio                       0.18%


                                                      Smith Barney Mutual Funds

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as each portfolio's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as each portfolio's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

  Buying shares


Retail and institutional investors may purchase Class A shares of the portfolios. The minimum initial investment amount for each account is $1,000,000, except the minimum initial investment for each account managed or advised by an investment advisory subsidiary of Citigroup is $50,000. Each additional investment must be no less than $50.



       Through a You should contact your broker-dealer, financial inter-Service Agent mediary, financial institution or the distributor's finan-
                 cial consultants (each called a "Service Agent") to open a brokerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 .Specific portfolio being bought
                 .Class of shares and dollar amount or number of
                   shares being bought

                 You should pay for your shares through your brokerage account on the day you place your order. Your Service
                 Agent may charge an annual account maintenance fee.
   --------------------------------------------------------------------------
     Through the Certain investors who are clients of certain Service portfolio Agents are eligible to buy shares directly from a portfolio.

                 .Call the transfer agent at 1-800-282-3505 for more
                   information on establishing an account or pur-
                   chasing additional shares.
                 .Enclose a check to pay for the shares, or arrange
                   for the wiring of federal funds to the transfer
                   agent by calling 1-800-282-3505. For initial pur-
                   chases, complete and send an account application.
   --------------------------------------------------------------------------


Smith Barney Institutional Cash Management Fund Inc.

   Effectiveness of When purchase orders are paid for in federal funds, or purchase orders are placed by an investor with a sufficient balance in the investor's brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, and 4:00 p.m. (Eastern time), which is the close of business for Cash and Government Portfolios, on any day on which a portfolio calculates its net asset value.

   -------------------------------------------------------------------------

  Exchanging shares


                   You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable trans-action.

                   . To qualify for the exchange privilege, you must
                     exchange shares with a current value of at least
                     $1,000.
                   . If you hold share certificates, the sub-transfer
                     agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
      --------------------------------------------------------------------
      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to exchange shares through Cash, Government or Municipal Portfolio, as the case may be. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                   Stock Exchange is open. Call the transfer agent at 1-800-282-3505 between 9:00 a.m. and 4:00 p.m.
                   (between 9:00 a.m. and noon for Municipal Portfolio) Eastern time.

                   You can make telephone exchanges only between ac-
                   counts that have identical registrations.
      --------------------------------------------------------------------
           By mail If you do not have a brokerage account, contact your
                   Service Agent or write to the sub-transfer agent at the address on page 13.
      --------------------------------------------------------------------


                                                      Smith Barney Mutual Funds

  Redeeming shares


         Generally Redemption requests received in proper form prior to
                   4:00 p.m. (noon for Municipal Portfolio) Eastern time are priced at the net asset value next determined. Re-demption requests received after 4:00 p.m. (noon for Municipal Portfolio) Eastern time will not be accepted and a new redemption request must be submitted on the next day that the portfolio calculates its net asset value. If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for trans-fer or with signed stock powers before the redemption is effective.
    -----------------------------------------------------------------------
    In a Brokerage You may redeem shares by contacting your Service
           Account Agent. If you have a brokerage account with a Service
                   Agent, your redemption proceeds will be placed in
                   your account in the form of federal funds on the same day that the redemption order was accepted and not reinvested without your specific instruction. You may have the proceeds sent in the form of federal funds wired on the same day to a bank account previously designated on your application form. If you change the bank account designated to receive the proceeds, you must submit in proper form a new account application with a signature guarantee. Alternatively, your re-demption proceeds can be sent by check to your ad-
                   dress of record normally within one day, but in no
                   event more than three business days, after your request is received in proper form.
    -----------------------------------------------------------------------
      By telephone If you have an account application on file with the transfer agent with the telephone privilege section properly completed, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-282-3505 between 9:00 a.m. and 4:00 p.m. (between 9:00 a.m. and noon for Municipal Portfolio) Eastern time. If, however, you are unable to contact the transfer agent by telephone, you may contact your Service Agent to effect such redemption.
    -----------------------------------------------------------------------


Smith Barney Institutional Cash Management Fund Inc.

         By mail For accounts held directly at the portfolios, you may send written requests to a portfolio at the following address:

                     Smith Barney Institutional Cash Management
                     Fund Inc.
                     (Specify portfolio)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, RI 02940-9699

                 Your written request must provide the following:

                 .The name of the portfolio and account number
                 .The class of shares and dollar amount or number
                   of shares to be redeemed
                 .Signatures of each owner exactly as the account is
                   registered
         -------------------------------------------------------------

                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the portfolio
..  Account number
..  The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
..  Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.


The transfer agent and sub-transfer agent, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, the portfolios, transfer agent and sub-transfer agent will not bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts

Smith Barney Institutional Cash Management Fund Inc.

..  Reject any purchase or exchange order
..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If your account falls below $100,000 because of a redemption of portfolio shares, a portfolio may ask you to bring your account up to $1,000,000. If you choose not to do so within 60 days, the portfolio may close your account and send you the redemption proceeds.

The portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Share certificates The portfolios do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends and Distributions Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each portfolio generally makes distributions of long-term capital gains, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the portfolios.



Transaction                          Federal tax status
Redemption or exchange of shares     Usually no gain or loss
Long-term capital gain distributions Long-term capital gain
Dividends                            Ordinary income (except for
                                     Municipal Portfolio's dividends
                                     attributable to tax-exempt
                                     interest, which are generally
                                     excludable from gross income
                                     for federal income tax
                                     purposes)



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains.


After the end of each year, each portfolio will provide you with information about the distributions and dividends you received and any redemptions of

Smith Barney Institutional Cash Management Fund Inc.

shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.


  Share price


You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio's net asset value is the value of its assets minus its liabilities. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information.


Early Close on Certain Days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

   All orders received prior to the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Redemption orders received after the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Purchase orders received after the portfolios' close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.

                                                      Smith Barney Mutual Funds

  Financial highlights


The financial highlights tables are intended to help you understand the performance of Class A shares of each portfolio for the past five years. Certain information reflects financial results for a single Class A share. Total return represents the rate that a shareholder would have earned (or lost) on a portfolio share assuming reinvestment of all dividends and distributions. The information in the following tables have been audited by KPMG LLP, independent auditors, whose report, along with the portfolios' financial statements, is included in the annual report (which is available upon request).


Cash Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                     2003      2002      2001    2000/(1)/   1999
------------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
 Net investment income/(2)/          0.014     0.026     0.060     0.055     0.051
 Distributions from net investment
  income                            (0.014)   (0.026)   (0.060)   (0.055)   (0.051)
 Distributions from net realized
  gains                             (0.000)*  (0.000)*  (0.000)*  (0.000)*  (0.000)*
------------------------------------------------------------------------------------
Net asset value, end of year       $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
------------------------------------------------------------------------------------
Total return/(3)/                     1.42%     2.59%     6.13%     5.60%     5.23%
------------------------------------------------------------------------------------
Net assets, end of year (millions) $ 3,969   $ 3,593   $ 5,117   $ 1,918   $ 1,057
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(4)/                     0.23%     0.23%     0.23%     0.23%     0.23%
 Net investment income                1.40      2.53      5.85      5.56      5.07
------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager has waived a portion of its fees for the portfolio for each of the five years ended May 31, 2003. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the actual ratio of expenses to average net assets for the Class A shares would have been:



                  Per Share Decrease to                Expense Ratio
                  Net Investment Income             Without Fee Waivers
    ------------------------------------------------------------------------
             2003   2002   2001   2000   1999  2003  2002  2001  2000  1999
    ------------------------------------------------------------------------
    Class A $0.001 $0.001 $0.001 $0.001 $0.001 0.29% 0.31% 0.33% 0.29% 0.31%



(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total returns would be reduced.


(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.


* Amount represents less than $0.001 per share.


Smith Barney Institutional Cash Management Fund Inc.

Government Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                       2003      2002      2001    2000(1)    1999
------------------------------------------------------------------------------------
 Net asset value, beginning of year  $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
------------------------------------------------------------------------------------
  Net investment income/(2)/           0.013     0.024     0.058     0.053    0.049
  Distributions from net investment
   income                             (0.013)   (0.024)   (0.058)   (0.053)  (0.049)
  Distributions from net realized
   gains                              (0.000)*  (0.000)*  (0.000)*      --       --
------------------------------------------------------------------------------------
 Net asset value, end of year        $  1.00   $  1.00   $  1.00   $  1.00  $  1.00
------------------------------------------------------------------------------------
 Total return/(3)/                      1.31%     2.42%     5.96%     5.41%    5.05%
------------------------------------------------------------------------------------
 Net assets, end of year (millions)  $   627   $   564   $   367   $   134  $   146
------------------------------------------------------------------------------------
 Ratios to average net assets:
  Expenses/(2)(4)/                      0.23%     0.23%     0.23%     0.23%    0.23%
  Net investment income                 1.30      2.18      5.65      5.26     4.86
------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager has waived a portion of its fees for the portfolio for each of the five years ended May 31, 2003. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the ratio of expenses to average net assets would have been:



                  Per Share Decrease to                Expense Ratio
                  Net Investment Income             Without Fee Waivers
    ------------------------------------------------------------------------
             2003   2002   2001   2000   1999  2003  2002  2001  2000  1999
    ------------------------------------------------------------------------
    Class A $0.001 $0.001 $0.002 $0.001 $0.002 0.35% 0.32% 0.38% 0.32% 0.42%



(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total returns would be reduced.


(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.


* Amount represents less than $0.001 per share.


                                                      Smith Barney Mutual Funds

Municipal Portfolio

  For a Class A share of capital stock outstanding throughout each year ended May 31:


                                     2003     2002     2001    2000(1)    1999
--------------------------------------------------------------------------------
Net asset value, beginning of year $  1.00  $  1.00  $  1.00  $  1.00   $  1.00
--------------------------------------------------------------------------------
 Net investment income/(2)/          0.012    0.019    0.038    0.034     0.031
 Distributions from net investment
  income                            (0.012)  (0.019)  (0.038)  (0.034)   (0.031)
 Distributions from net realized
  gains                                 --       --       --   (0.000)*      --
--------------------------------------------------------------------------------
Net asset value, end of year       $  1.00  $  1.00  $  1.00  $  1.00   $  1.00
--------------------------------------------------------------------------------
Total return/(3)/                     1.18%    1.86%    3.83%    3.48%     3.18%
--------------------------------------------------------------------------------
Net assets, end of year (millions) $ 1,932  $ 1,434  $   908  $    82   $   312
--------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses/(2)(4)/                     0.23%    0.23%    0.23%    0.23%     0.23%
 Net investment income                1.16     1.76     3.63     3.35      3.09
--------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) The manager has waived all or a part of its fees for the portfolio for each of the five years ended May 31, 2003. If the manager had not agreed to the fee waivers, the per share effect on net investment income and the ratio of expenses to average net assets would have been:



                  Per Share Decrease to                Expense Ratio
                  Net Investment Income             Without Fee Waivers
    ------------------------------------------------------------------------
             2003   2002   2001   2000   1999  2003  2002  2001  2000  1999
    ------------------------------------------------------------------------
    Class A $0.001 $0.001 $0.001 $0.001 $0.002 0.32% 0.32% 0.35% 0.34% 0.39%



(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, total returns would be reduced.


(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the portfolio was no greater than 0.23%.


* Amount represents less than $0.001 per share.


Smith Barney Institutional Cash Management Fund Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Cash Portfolio
Government Portfolio
Municipal Portfolio

Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about each portfolio's investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year or period.

The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the portfolios or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the portfolios at 1-800-282-3505, or by writing to the portfolios at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. Neither the portfolios nor the distributor is offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.


Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act file no. 811-9012)

FD0958 9/03

                                  PROSPECTUS




                          SMITH BARNEY INSTITUTIONAL
                           CASH MANAGEMENT FUND INC.


      Cash Portfolio
      Government Portfolio
      Municipal Portfolio

      Class B Shares

      September 29, 2003




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./r/

  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE

Smith Barney Institutional Cash Management Fund Inc.

  Contents


  Investments, risks and performance......................................  2

  Management..............................................................  9

  Buying shares........................................................... 10

  Exchanging shares....................................................... 11

  Redeeming shares........................................................ 12

  Other things to know about share transactions........................... 14

  Dividends, distributions and taxes...................................... 16

  Share price............................................................. 17

  Financial highlights.................................................... 18



                                                                             1


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

The portfolios described in this prospectus are money market funds. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each portfolio also tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Investment objectives
Cash Portfolio and Government Portfolio each seeks maximum current income to the extent consistent with preservation of capital and the maintenance of liquidity. Municipal Portfolio seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments
Government Portfolio Government Portfolio invests exclusively in short-term U.S. government obligations, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and U.S. Treasury securities and related repurchase agreements.

Cash Portfolio Cash Portfolio invests in high quality, U.S. dollar denominated short-term debt securities, primarily commercial paper and obligations of financial institutions, such as certificates of deposit, bankers' acceptances, time deposits of U.S. banks with total assets greater than $1 billion (or the equivalent in other currencies in the case of foreign banks). Either the principal amount of each obligation is fully insured by the FDIC or the issuing bank has more than $100 million of working capital or more than $1 billion of total assets. Cash Portfolio also may invest in obligations issued by the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. Cash Portfolio invests at least 25% of its total assets in obligations of domestic and foreign banks.

Cash Portfolio also may invest in asset-backed securities, repurchase agreements and other short-term debt securities. These securities may pay interest at fixed, floating or adjustable rates. Cash Portfolio limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries.

Municipal Portfolio As a matter of fundamental policy, under normal circumstances, Municipal Portfolio invests at least 80% of its net assets in


Smith Barney Institutional Cash Management Fund Inc.

high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. These include securities issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam). As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. These securities may pay interest at fixed, variable or floating rates. The Municipal Portfolio may invest up to 20% of its assets in securities whose interest is federally taxable.


Municipal Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If Municipal Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.


Minimum credit quality The portfolios invest only in high quality securities, which are those rated by a nationally recognized statistical rating organization in one of its two highest short-term rating categories or, if unrated, are deemed by the manager to be of equivalent quality.


Maximum maturity Each portfolio invests exclusively in securities having remaining maturities of 397 days or less. Each portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less.


Structured securities Structured securities are securities whose payment and credit qualities derive solely from the assets embedded in the structure from which they are issued. Municipal Portfolio may invest up to 20% of its assets in three types of structured securities that have elements of derivative securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond fixed interest rate for a floating or variable, short-term municipal interest rate.


Selection process
In selecting investments for the portfolios, the manager looks for:

..  The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
..  Issuers it believes offer minimal credit risk
..  Maturities consistent with the manager's outlook for interest rates

                                                                             3


                                                      Smith Barney Mutual Funds

Principal risks of investing in the portfolios
All investments involve some degree of risk. However, each portfolio is a "money market fund" and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the portfolios' Board of Directors based on special rules for money market funds adopted under federal law.

An investment in a portfolio is not a bank deposit and is not guaranteed by the Federal Deposit Insurance Company or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a portfolio, or a portfolio could underperform other short-term debt instruments or money market funds if:

..  Interest rates rise, causing the value of the portfolio's investments to decline.
..  An issuer or guarantor of the portfolio's securities defaults, or the security's credit rating is downgraded.
..  The manager's judgment about the attractiveness, value, credit quality or income potential of a particular security is incorrect.
.. With respect to Municipal Portfolio only, municipal securities fall out of favor with investors or unfavorable legislation affects the tax-exempt status of municipal securities.

Cash Portfolio invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of Cash Portfolio's foreign securities may decline because of unfavorable government actions or political instability.


It is possible that some of Municipal Portfolio's income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. The Municipal Portfolio's income distributions may be subject to the federal alternative minimum tax. In addition, distributions of Municipal Portfolio's income and gains generally will be subject to state income taxation. While not expected, Municipal Portfolio may realize taxable gains on the sale of its securities.



Structured securities, unlike other types of derivatives, are not designed to leverage a portfolio or increase its exposure to interest rate risk. Investments in structured securities raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of a portfolio.


 4


Smith Barney Institutional Cash Management Fund Inc.

Who may want to invest
Cash, Government and Municipal Portfolio each may be an appropriate investment if you:

[_] Are seeking current income
[_] Are looking to allocate a portion of your assets to money market securities, or an investment with lower risk than most other types of portfolios

In addition, Municipal Portfolio may be an appropriate investment if you:

[_] Are a taxpayer in a high U.S. federal tax bracket seeking current income exempt from regular federal taxation
[_] Are willing to accept the risks of short-term municipal securities

Risk return bar charts

The bar charts indicate the risks of investing in the portfolios by showing changes in the portfolios' performance from year to year. Past performance does not necessarily indicate how a portfolio will perform in the future. The bar charts show the performance of each of the portfolio's Class A shares for each of the past 7 calendar years because as of December 31, 2002 there were no Class B shares of the portfolios outstanding. The total returns for Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses. The total returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus.



                Total Return for Cash Portfolio--Class A Shares


                                    [CHART]

1996      1997     1998      1999       2000       2001       2002
----      ----     ----      ----       ----       ----       ----
5.37%     5.54%    5.50%     5.14%      6.38%      4.12%      1.67%



Quarterly returns (Class A Shares):


Highest: 1.64% in 3rd quarter 2000; Lowest: 0.38% in 4th quarter 2002



Year to date: 0.55% through 6/30/2003

                                                      Smith Barney Mutual Funds

             Total Return for Government Portfolio--Class A Shares


                                    [CHART]

1996      1997      1998      1999      2000      2001     2002
----      ----      ----      ----      ----      ----     ----
5.31%     5.43%     5.36%     4.96%     6.22%     3.91%    1.54%




Quarterly returns (Class A Shares):


Highest: 1.60% in 3rd quarter 2000; Lowest: 0.34% in 4th quarter 2002



Year to date: 0.52% through 6/30/2003



             Total Return for Municipal Portfolio--Class A Shares


                                    [CHART]

1996     1997     1998     1999     2000    2001    2002
----     ----     ----     ----     ----    ----    ----
3.41%    3.55%    3.39%    3.16%    3.98%   2.68%   1.34%




Quarterly returns (Class A Shares):


Highest: 1.05% in 4th quarter 2000; Lowest: 0.32% in 3rd quarter 2002



Year to date: 0.50% through 6/30/2003



Smith Barney Institutional Cash Management Fund Inc.

Risk return table

This table indicates the risks of investing in the portfolios by showing the average annual total return of Class A shares of each portfolio for the periods indicated because as of December 31, 2002 there were no Class B shares of the portfolios outstanding. The average annual total returns of Class B shares would be lower than those of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses. The returns shown have not been restated to reflect the different fees and expenses applicable to Class B shares. Class A shares are not offered in this prospectus. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends.



                 Average Annual Total Returns (Class A Shares)


                    For the Periods Ended December 31, 2002



                                      Since   Inception
Fund                 1 year 5 years Inception   Date
Cash Portfolio       1.67%   4.55%    4.89%    6/16/95
Government Portfolio 1.54%   4.38%    4.75%    6/16/95
Municipal Portfolio  1.34%   2.91%    3.13%    6/16/95
90 day T-Bill        1.59%   4.11%    4.48%       *

*90 day T-bill comparison date begins on 6/16/95.


                      7 day yield as of December 31, 2002



                                Cash      Government Municipal
                                Portfolio Portfolio  Portfolio
7 day yield for Class A shares*   1.33%     1.17%      1.36%


*The 7 day yield for Class B shares would be lower than that of Class A shares to the extent Class B shares pay shareholder services fees and may have different fees and expenses.


                                                      Smith Barney Mutual Funds

Fee table

This table describes the fees and expenses you may pay if you buy and hold Class B shares of a portfolio. Since no Class B shares of the portfolios were outstanding for the fiscal year ended May 31, 2003, other expenses are estimated for the fiscal year ending May 31, 2004.


                               Shareholder fees

                                              Cash    Government Municipal
 (fees paid directly from your investment)  Portfolio Portfolio  Portfolio
 Maximum sales charge (load) imposed
 on purchases (as a % of offering price)      None       None      None

 Maximum deferred sales charge (load)
 (as a % of the lower of net asset value
 at purchase or redemption)                   None       None      None

                      Annual portfolio operating expenses

                                            Cash    Government Municipal
(expenses deducted from portfolio assets) Portfolio Portfolio  Portfolio
    Management fee                          0.27%     0.27%      0.27%
    Service fees                            0.25%     0.25%      0.25%
    Other expenses                          0.02%     0.08%      0.05%
                                            -----     -----      -----
    Total annual portfolio operating
    expenses/(1)/                           0.54%     0.60%      0.57%


/(1)/The manager has voluntarily agreed to limit total annual operating expenses, exclusive of certain other expenses, to 0.80% of each portfolio's average daily net assets. The manager may terminate the 0.80% limit on total annual operating expenses at any time on 14 days' prior notice to shareholders.

Example
This example is intended to help you compare the costs of investing in Class B shares of each portfolio with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[_] You invest $10,000 in the Class B shares of portfolios for the period shown
[_] Your investment has a 5% return each year
[_] You reinvest all distributions and dividends without a sales charge

[_] Each portfolio's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

[_] Redemption of your shares at the end of the period

                      Number of years you own your shares


                                   1 year 3 years 5 years 10 years
              Cash Portfolio        $55    $173    $302     $677
              Government Portfolio  $61    $192    $335     $750
              Municipal Portfolio   $58    $183    $318     $714



Smith Barney Institutional Cash Management Fund Inc.

  Management


Manager The portfolios' investment manager is Smith Barney Fund Management LLC (the "manager"), an affiliate of Citigroup Global Markets Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the portfolios' investments and oversees their operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Management fee For its services, the manager received a fee during each portfolio's last fiscal year equal to the amount shown below:



                     Management fees, after waivers, as a percentage
Portfolio              of the portfolio's average daily net assets
Cash Portfolio                            0.21%
Government Portfolio                      0.15%
Municipal Portfolio                       0.18%


Shareholder Services plans Each portfolio has adopted a shareholder services plan for its Class B shares. Under the plans, the portfolios will pay service fees. These fees will be an ongoing expense and, over time, may cost you more than other types of sales charges.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb serves as each portfolio's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as each portfolio's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.


                                                      Smith Barney Mutual Funds

  Buying shares

Financial institutions may purchase Class B shares of the portfolios as a record owner on behalf of fiduciary, agency or custody accounts. The minimum initial investment amount for each account is $1,000,000. Each additional investment must be no less than $50.


       Through a You should contact a broker-dealer, financial interme-Service Agent diary, financial institution or the distributor's financial consultants (each called a "Service Agent") to open a brokerage account and make arrangements to buy shares.

                 If you do not provide the following information, your order will be rejected:

                 . Specific portfolio being bought
                 . Class of shares and dollar amount or number of
                   shares being bought

                 You should pay for your shares through your brokerage account on the day you place your order. Your Service Agent may charge an annual account maintenance fee.

   -------------------------------------------------------------------------
     Through the Certain investors who are clients of certain Service Agents portfolio are eligible to buy shares directly from a portfolio.

                 . Call the transfer agent at 1-800-282-3505 for more
                   information on establishing an account or purchas-ing additional shares.
                 . Enclose a check to pay for the shares, or arrange for
                   the wiring of federal funds to the transfer agent by calling 1-800-282-3505. For initial purchases, com-plete and send an account application.

   -------------------------------------------------------------------------


   Effectiveness of When purchase orders are paid for in federal funds, or purchase orders are placed by an investor with a sufficient balance in the investor's brokerage account with a Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business for Municipal Portfolio, and 4:00 p.m. (Eastern time), which is the close of business for Cash and Government Portfolios, on any day on which a portfolio calculates its net asset value.



Smith Barney Institutional Cash Management Fund Inc.

  Exchanging shares


             You should contact your Service Agent to exchange into another portfolio. An exchange is a taxable trans-action.

             . To qualify for the exchange privilege, you must
               exchange shares with a current value of at least
               $1,000.
             . If you hold share certificates, the sub-transfer agent
               must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

-----------------------------------------------------------------------
By telephone If you do not have a brokerage account with a Service
             Agent, you may be eligible to exchange shares through
             Cash, Government or Municipal Portfolio, as the case
             may be. You must complete an authorization form to
             authorize telephone transfers. If eligible, you may
             make telephone exchanges on any day the New York
             Stock Exchange is open. Call the transfer agent at
             1-800-282-3505 between 9:00 a.m. and 4:00 p.m.
             (between 9:00 a.m. and noon for Municipal Portfolio)
             Eastern time.

             You can make telephone exchanges only between
             accounts that have identical registrations.
-----------------------------------------------------------------------
     By mail If you do not have a brokerage account, contact your
             Service Agent or write to the sub-transfer agent at the
             address on page 13.



                                                      Smith Barney Mutual Funds

  Redeeming shares


     Generally Redemption requests received in proper form prior to
               4:00 p.m. (noon for Municipal Portfolio) Eastern time
               are priced at the net asset value next determined. Re-
               demption requests received after 4:00 p.m. (noon for
               Municipal Portfolio) Eastern time will not be accepted
               and a new redemption request must be submitted on
               the next day that the portfolio calculates its net asset
               value. If you hold share certificates, the sub-transfer
               agent must receive the certificates endorsed for trans-
               fer or with signed stock powers before the redemption
               is effective.
-----------------------------------------------------------------------
In a Brokerage You may redeem shares by contacting your Service
       Account Agent. If you have a brokerage account with a Service
               Agent, your redemption proceeds will be placed in
               your account in the form of federal funds on the same
               day that the redemption order was accepted and not
               reinvested without your specific instruction. You may
               have the proceeds sent in the form of federal funds
               wired on the same day to a bank account previously
               designated on your application form. If you change the
               bank account designated to receive the proceeds, you
               must submit in proper form a new account application
               with a signature guarantee. Alternatively, your
               redemption proceeds can be sent by check to your
               address of record normally within one day, but in no
               event more than three business days, after your request
               is received in proper form.
-----------------------------------------------------------------------
  By telephone If you have an account application on file with the transfer agent with the telephone privilege section
               properly completed, you may request redemptions by
               telephone on any day the New York Stock Exchange is
               open. Call the transfer agent at 1-800-282-3505 between
               9:00 a.m. and 4:00 p.m. (between 9:00 a.m. and noon
               for Municipal Portfolio) Eastern time. If, however, you
               are unable to contact the transfer agent by telephone,
               you may contact your Service Agent to effect such
               redemption.



Smith Barney Institutional Cash Management Fund Inc.

        By mail For accounts held directly at the portfolios, you may send written requests to the portfolio at the following address:

                Smith Barney Institutional Cash Management Fund Inc. (Specify portfolio)
                c/o PFPC Global Fund Services
                P.O. Box 9699
                Providence, RI 02940-9699

                Your written request must provide the following:

                . The name of the portfolio and account number
                . The class of shares and dollar amount or number of
                  shares to be redeemed
                . Signatures of each owner exactly as the account is
                  registered
        ---------------------------------------------------------------



                                                      Smith Barney Mutual Funds

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

..  Name of the portfolio
..  Account number
..  The class of shares and dollar amount or number of shares being bought, exchanged or redeemed
..  Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when the Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.


The transfer agent and sub-transfer agent, on behalf of each portfolio, will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, the portfolios, transfer agent and sub-transfer agent will not bear any liability for these transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

..  Are sending signed share certificates or stock powers to the sub-transfer agent
..  Instruct the sub-transfer agent to mail the check to an address different from the one on your account
..  Changed your account registration
..  Want the check paid to someone other than the account owner(s)
.. Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Each portfolio has the right to:

..  Suspend the offering of shares
..  Waive or change minimum and additional investment amounts
..  Reject any purchase or exchange order


Smith Barney Institutional Cash Management Fund Inc.

..  Change, revoke or suspend the exchange privilege
..  Suspend telephone transactions
..  Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
.. Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory Redemptions If your account falls below $100,000 because of a redemption of portfolio shares, a portfolio may ask you to bring your account up to $1,000,000. If you choose not to do so within 60 days, the portfolio may close your account and send you the redemption proceeds.

The portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Share certificates The portfolios do not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.


                                                      Smith Barney Mutual Funds

  Dividends, distributions and taxes


Dividends and Distributions Each portfolio intends to declare a dividend of substantially all of its net investment income on each day the New York Stock Exchange is open. Income dividends are paid monthly. Each portfolio generally makes distributions of long-term capital gain distributions, if any, once a year, typically in December. Each portfolio may pay additional distributions and dividends at other times if necessary for the portfolio to avoid a federal tax. Each portfolio expects dividends to be primarily from income. Dividends and capital gain distributions are reinvested in additional portfolio shares of the class you hold. Alternatively, you can instruct your Service Agent, transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events.



   Transaction                          Federal tax status
   Redemption or exchange of shares     Usually no gain or loss
   Long-term capital gain distributions Long-term capital gain
   Dividends                            Ordinary income (except for
                                        Municipal Portfolio's dividends
                                        attributable to tax-exempt interest,
                                        which are generally excludable
                                        from gross income for federal
                                        income tax purposes)



Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. Each portfolio anticipates that it will normally not earn or distribute any long-term capital gains.


After the end of each year, each portfolio will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the portfolios with your correct taxpayer identification number and any required certifi-


Smith Barney Institutional Cash Management Fund Inc.

cations, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds (other than tax-exempt dividends). Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the portfolios.


  Share price


You may buy, exchange or redeem shares of a portfolio at its net asset value next determined after receipt of your request in good order. Each portfolio's net asset value is the value of its assets minus its liabilities. Municipal Portfolio calculates its net asset value at noon (Eastern time) every day the New York Stock Exchange is open. Cash Portfolio and Government Portfolio each calculate their respective net asset values at 4:00 p.m. (Eastern time) every day the New York Stock Exchange is open. The New York Stock Exchange is closed on certain holidays listed in the Statement of Additional Information.


Early Close on Certain Days

On the day before certain holidays are observed, the bond markets or other primary trading markets for the portfolios may close early. If the Public Securities Association recommends an early close of the bond markets, the portfolios also may close early. On days the portfolios close early:

   All orders received prior to the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Redemption orders received after the portfolios' close will be processed as of the time the portfolios' net asset value is next calculated.

   Purchase orders received after the portfolios' close will be processed the next business day.

Each portfolio uses the amortized cost method to value portfolio securities. Using this method, a portfolio constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the portfolio.



                                                      Smith Barney Mutual Funds

  Financial highlights




No financial information is presented for Class B shares since there were no Class B shares outstanding in the last five years for any of the portfolios.





Smith Barney Institutional Cash Management Fund Inc.

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/r/

Cash Portfolio

Government Portfolio
Municipal Portfolio

Each an investment portfolio of Smith Barney Institutional Cash Management Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about each portfolio's investments. These reports discuss the market conditions and investment strategies that significantly affected each portfolio's performance during its last fiscal year or period.

The portfolios send only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the portfolios and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the portfolios or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the portfolios at 1-800-282-3505, or by writing to the portfolios at Smith Barney Mutual Funds, 125 Broad Street, New York,
New York 10004.


Information about the portfolios (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the portfolios that is not in this prospectus, you should not rely upon that information. The portfolios and the distributor are not offering to sell shares of the portfolios to any person to whom the portfolios may not lawfully sell their shares.



Your Serious Money. Professionally Managed. is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act file
no. 811-9012)

FD0959 09/03

                              September 29, 2003




                      STATEMENT OF ADDITIONAL INFORMATION

             SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND INC.
                               125 Broad Street
                              New York, NY 10004
                                 800-451-2010


Cash Portfolio, Government Portfolio and Municipal Portfolio


   Smith Barney Institutional Cash Management Fund Inc. (the "Company") is a no-load, open-end management investment company that offers Class A and Class B shares in three money market funds: Cash Portfolio, Government Portfolio and Municipal Portfolio (individually, a "fund" and collectively, the "funds").

   The investment objective of each of Cash Portfolio and Government Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The investment objective of the Municipal Portfolio is to maximize current interest income that is exempt from federal income taxes to the extent consistent with preservation of capital and the maintenance of liquidity.

   An investment in a fund is neither insured nor guaranteed by the U.S. Government. There is no assurance that a fund will be able to maintain a stable net asset value of $1.00 per share.

   Each fund is designed as an economical and convenient means for the investment of short-term funds. Each fund currently offers two classes of shares. Assuming the minimum investment requirement is met, Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor and Class B shares are available for purchase by financial institutions as a record owner on behalf of fiduciary, agency or custody accounts.


   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current prospectuses of Class A shares and Class B shares of the funds dated September 29, 2003, as amended or supplemented from time to time (the "prospectuses"), and should be read in conjunction with the prospectuses. The prospectuses may be obtained from a Smith Barney Financial Consultant, a Service Agent (as defined on page 24) or by writing or calling the Company at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectuses in its entirety.

                               TABLE OF CONTENTS


Management of the Company..................................................   3
Investment Objectives......................................................   7
Types of Securities and Investment Techniques..............................   7
Risk Factors...............................................................  18
Investment Restrictions....................................................  19
Yield Information..........................................................  22
Determination of Net Asset Value...........................................  23
Purchase of Shares.........................................................  24
Exchange Privilege.........................................................  25
Redemption of Shares.......................................................  25
Management and Distribution Agreements, Shareholder Services Plan and
  Other Services...........................................................  27
Taxes......................................................................  29
Additional Information About the Company...................................  32
Financial Statements.......................................................  33
Other Information..........................................................  34
Appendix A Description of Securities Ratings............................... A-1
Appendix B Description of Municipal Securities............................. B-1
Appendix C Description of Proxy Voting Procedures.......................... C-1

                           MANAGEMENT OF THE COMPANY

Directors and Executive Officers of the Company


Overall responsibility for management and supervision of the Company rests with its Directors. The Directors approve all significant agreements between the Company and the companies that furnish services to the Company, including agreements with the Company's distributor, manager, custodian, transfer agent and sub-transfer agent. The day-to-day operations of each fund are delegated to Smith Barney Fund Management LLC ("SBFM" or the "Manager"). Citigroup Global Markets Inc. ("CGM") serves as each fund's distributor (the "Distributor").



The following are the names of the Directors and officers of the Company, together with a brief description of their principal occupations during the last five years. Each Director who is an "interested person" of the Company, as defined in the Investment Company Act of 1940 as amended (the "1940 Act"), is indicated by an asterisk. Unless otherwise indicated, each is located at 125 Broad Street, New York, New York 10004.



                                                                                                 Number of
                                                                                                Portfolios
                                                                          Principal             in the Fund
                                              Term of Office*           Occupation(s)             Complex        Other
                             Position(s) Held  and Length of             During Past            Overseen by  Directorships
Name, Address and Age          with Company     Time Served              Five Years              Director   Held by Director
---------------------        ---------------- --------------- --------------------------------- ----------- ----------------
Non-Interested Directors:

Paul R. Ades                     Director          Since      Law Firm of Paul R. Ades, PLLC        15            None
 Paul R. Ades, PLLC                                1995       (April 2000-Present); Partner in
 181 West Main Street                                         Law Firm of Murov & Ades,
 Suite C                                                      Esqs. until March 2000
 Babylon, NY 11702
 Age 62

Herbert Barg                     Director          Since      Retired                               42            None
 1460 Drayton Lane                                 1994
 Wynnewood, PA 19096
 Age 79

Dwight B. Crane                  Director          Since      Professor, Harvard                    49            None
 Harvard Business School                           1995       Business School
 Soldiers Field
 Morgan Hall #375
 Boston, MA 02163
 Age 65

Frank G. Hubbard                 Director          Since      President of Avatar International     15            None
 Avatar International, Inc.                        1995       (Business Development) (since
 87 Whittredge Road                                           1998); Vice President of S&S
 Summit, NJ 07901                                             Industries (Chemical
 Age 65                                                       Distribution) (1995-1998)

Jerome H. Miller                 Director          Since      Retired                               15            None
 c/o R. Jay Gerken                                 1995
 Citigroup Asset
 Management ("CAM")
 399 Park Avenue
 4th Floor
 New York, NY 10022
 Age 64

Ken Miller                       Director          Since      President of Young Stuff Apparel      15            None
 Young Stuff Apparel                               1995       Group, Inc.
 Group, Inc.
 209 West 38th Street
 New York, NY 10018
 Age 61

                                                                                            Number of
                                                                                           Portfolios
                                                                      Principal            in the Fund
                                            Term of Office*         Occupation(s)            Complex        Other
                           Position(s) Held  and Length of           During Past           Overseen by  Directorships
Name, Address and Age        with Company     Time Served            Five Years             Director   Held by Director
---------------------      ---------------- --------------- ------------------------------ ----------- ----------------
Interested Director:
R. Jay Gerken              Chairman,             Since      Managing Director of CGM;          219           N/A
 CAM                       President and         2002       Chairman, President and Chief
 399 Park Avenue           Chief Executive                  Executive Officer of SBFM,
 4th Floor                 Officer                          Travelers Investment Adviser,
 New York, New York 10022                                   Inc. ("TIA") and Citi Fund
 Age 52                                                     Management Inc. ("CFM")
Officers:
Lewis E. Daidone           Senior Vice           Since      Managing Director of CGM;          N/A           N/A
 CAM                       President and          1995      Director and Senior Vice
 125 Broad Street          Chief                            President of SBFM and TIA and
 11th Floor                Administrative                   Director of CFM
 New York, NY 10004        Officer
 Age 45
Richard L. Peteka          Chief                 Since      Director of CGM; Director and      N/A           N/A
 CAM                       Financial              2002      Head of Internal Control for
 125 Broad Street          Officer and                      Citigroup Asset Management
 11th Floor                Treasurer                        U.S. Mutual Fund
 New York, NY 10004                                         Administration from 1999-2002;
 Age 42                                                     Vice President, Head of Mutual
                                                            Fund Administration and
                                                            Treasurer at Oppenheimer
                                                            Capital from 1996-1999
Julie Callahan             Vice President        Since      Vice President of CGM and         N/A            N/A
 CAM                       and Investment        2002       Investment Officer of SBFM
 399 Park Avenue           Officer
 4th Floor
 New York, NY 10022
 Age 30
Joseph P. Deane            Vice President        Since      Managing Director of CGM and       N/A           N/A
 CAM                       and                    1999      Investment Officer of SBFM
 399 Park Avenue           Investment
 4th Floor                 Officer
 New York, NY 10022
 Age 53
Martin R. Hanley           Vice President        Since      Director of CGM and Investment     N/A           N/A
 CAM                       and                    1996      Officer of SBFM
 399 Park Avenue           Investment
 4th Floor                 Officer
 New York, NY 10022
 Age 37
Kaprel Ozsolak             Controller            Since      Vice President of CGM              N/A           N/A
 CAM                                             2002
 125 Broad Street
 9th Floor
 New York, NY 10004
 Age 37
Christina T. Sydor         Secretary             Since      Managing Director of CGM;         N/A            N/A
 CAM                                              1995      General Counsel and Secretary
 300 First Stamford Place                                   of SBFM and TIA
 4th Floor
 Stamford, CT 06902
 Age 52
Rosemary D. Emmens         Assistant             Since      Vice President and Associate      N/A            N/A
 CAM                       Secretary             2002       General Counsel, Citigroup
 300 First Stamford Place                                   Asset Management (since 1998);
 4th Floor                                                  Counsel, The Dreyfus
 Stamford, CT 06902                                         Corporation (from 1995 to
 Age 34                                                     1998).
Harris C. Goldblat         Assistant             Since      Vice President and Associate      N/A            N/A
 CAM                       Secretary             2002       General Counsel, Citigroup
 300 First Stamford Place                                   Asset Management (since 2000);
 4th Floor                                                  Associate, Stroock & Stroock &
 Stamford, CT 06902                                         Lavan LLP (from 1997 to 2000).
 Age 34

                                                                                               Number of
                                                                                              Portfolios
                                                                        Principal             in the Fund
                                             Term of Office*          Occupation(s)             Complex        Other
                            Position(s) Held  and Length of            During Past            Overseen by  Directorships
Name, Address and Age         with Company     Time Served             Five Years              Director   Held by Director
---------------------       ---------------- --------------- -------------------------------- ----------- ----------------
Marianne Motley               Assistant           Since      Director, Mutual Fund                N/A           N/A
 CAM                          Treasurer           1996       Administration for CGM (since
  125 Broad Street                                           1994)
  New York, NY 10004
  Age 44
Steven Frank                  Assistant           Since      Vice President, Citigroup Asset      N/A           N/A
 CAM                          Controller          2002       Management (since 2001);
  125 Broad Street                                           Assistant Vice President,
  New York, NY 10004                                         Citigroup Asset Management
  Age 35                                                     (1996-2001)
Michael Buono                 Assistant           Since      Vice President, Citigroup Asset      N/A           N/A
  CAM                         Controller          2002       Management (since 2003);
  125 Broad Street                                           Assistant Vice President,
  New York, NY 10004                                         Citigroup Asset Management
  Age 36                                                     (1999-2001).
Andrew Beagley                Chief Anti-         Since      Director, CGM (since 2000);          N/A           N/A
 CAM                          Money               2002       Director of Compliance, North
 399 Park Avenue              Laundering                     America, Citigroup Asset
  New York, NY 10022          Compliance                     Management (since 2000);
  Age 41                      Officer                        Director of Compliance, Europe,
                                                             the Middle East and Africa,
                                                             Citigroup Asset Management
                                                             (1999-2000); Compliance
                                                             Officer, Salomon Brothers Asset
                                                             Management Limited, Smith
                                                             Barney Global Capital
                                                             Management Inc., Salomon
                                                             Brothers Asset Management
                                                             Asia Pacific Limited (1997-
                                                             1999).
Robert I. Frenkel             Chief Legal         Since      Managing Director and General        N/A           N/A
  CAM                         Officer             2003       Counsel, Global Mutual Funds
  300 First Stamford Place                                   for Citigroup Asset Management
  4th Floor                                                  and its predecessor (since 1994)
  Stamford, CT 06902
  Age: 48

--------



* Each Director and officer serves until his or her respective successor has been duly elected and qualified.





   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the funds within the dollar ranges presented in the table below:



                                                      Aggregate Dollar Range
                                                      of Equity Securities in
                                   Dollar Range of     Registered Investment
                                 Equity Securities in  Companies Overseen by
  Name of Director                    the Funds              Director
  ----------------               -------------------- -----------------------
  Paul R. Ades..................              None          Over $100,000
  Herbert Barg..................              None                   None
  Dwight B. Crane...............              None       $50,001-$100,000
  R. Jay Gerken.................              None          Over $100,000
  Frank G. Hubbard..............   $10,001-$50,000       $50,001-$100,000
  Jerome H. Miller..............              None          Over $100,000
  Ken Miller....................              None        $10,001-$50,000





   As of December 31, 2002, none of the above Non-Interested Directors, or their immediate family members, owned beneficially or of record any securities of the Manager or Distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or Distributor of the funds.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Non-Interested Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, J. Miller and K. Miller.





   The Audit Committee oversees the scope of each fund's audit, each fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Non-Interested Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent auditors and all permissible non-audit services provided by the Company's independent auditors to its Manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met twice.



   The Nominating Committee is charged with the duty of making all nominations for Non-Interested Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Company's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Company's most recent fiscal year.



   Each Director also serves as a director, trustee and/or general partner of certain other mutual funds for which CGM serves as distributor.



   As of September 8, 2003, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of common stock of each fund.



   To the knowledge of the Company, as of September 8, 2003, no shareholder or "group" (as such term is defined in section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) owned beneficially or of record more than 5% of the shares of any class of a fund.



   No officer, director or employee of Citigroup Inc. or any of its subsidiaries receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of CGM or any of its affiliates a fee of $3,000 per annum plus $750 per meeting attended and reimburses travel and out-of-pocket expenses. For the calendar year ended December 31, 2002, such expenses totaled $7,251.



   For the fiscal year ended May 31, 2003, the Directors were paid the compensation listed below for service as a director of the Company and as trustee or director of other Smith Barney Mutual Funds.



                                                  Total Pension or
                                                     Retirement     Compensation
                                                  Benefits Accrued  from Company   Number of Portfolios
                                      Aggregate      as part of       and Fund      for Which Director
                                     Compensation     Company      Complex Paid to    Serves Within
Name of Director                     from Company     Expenses        Directors        Fund Complex
----------------                     ------------ ---------------- --------------- --------------------
Paul R. Ades........................   $ 6,019           0            $  56,050             15
Herbert Barg........................     6,019           0              119,450             42
Dwight B. Crane.....................     6,000           0              152,200             49
R. Jay Gerken.......................         0           0                    0            219
Frank G. Hubbard....................     6,019           0               56,050             15
Jerome H. Miller....................     6,019           0               56,050             15
Ken Miller..........................     6,019           0               56,050             15
John White*.........................    11,270           0               25,000              5

--------

* Director Emeritus. Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Company's Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Company's last fiscal year aggregate compensation paid by the Company to its Director Emeritus totaled $11,270.

                             INVESTMENT OBJECTIVES

   The investment objectives of the funds are fundamental and may not be changed without shareholder approval. Shareholders will be notified of material changes in investment policies.

                 TYPES OF SECURITIES AND INVESTMENT TECHNIQUES


   The funds will invest only in eligible high-quality, short-term money market instruments that present minimal credit risks as determined by the Manager pursuant to procedures adopted by the Directors.



   Each of the funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U. S. dollars and has a remaining maturity of 13 months or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs"), or is unrated and deemed to be of comparable quality to a rated security, as determined by SBFM; and (iii) has been determined by SBFM to present minimal credit risks pursuant to procedures approved by the Directors. In addition, the funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. The NRSROs currently designated as such by the SEC are Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch, Inc. A description of the ratings of certain NRSROs appears in Appendix A.



   Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as described below), each of the Cash and Municipal Portfolios will not invest more than 5% of its total assets in the securities of any one issuer, except when the securities are subject to demand features and/or guarantees that meet the requirements of Rule 2a-7 (as to diversification and other requirements of the Rule). To ensure adequate liquidity, no fund may invest more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days and time deposits that mature in more than two business days. Because the funds are typically used as cash management vehicles, they intend to maintain a high degree of liquidity. SBFM determines and monitors the liquidity of portfolio securities under the supervision of the Directors.



   If the funds acquire securities that are unrated (other than U.S. Government Securities, as described below), the acquisition must be approved under procedures adopted by the Board of Directors.


   Under Rule 2a-7, each fund may invest more than 5% (but no more than 25%) of the then-current value of its total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the fund does not make more than one such investment at any one time.


   Pursuant to Rule 2a-7, each fund invests in "first-tier" securities. First-tier securities are U.S. Government Securities (as defined below), shares of other money market funds, and securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest short-term rating category by the Requisite NRSROs, or are unrated and of comparable quality to a rated security. In addition, a fund may invest in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second-Tier Securities" as defined in the Rule). A fund may not invest in a Second-Tier Security (in the case of Municipal Portfolio, second tier conduit securities), if immediately after the acquisition thereof the fund would have invested more than (i) the greater of one percent of its total assets or $1,000,000 in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities) issued by that issuer, or (ii) five percent of its total assets in Second-Tier Securities (in the case of Municipal Portfolio, second tier conduit securities).

   U.S. Government Securities. Each fund may invest in securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities ("U.S. Government Securities"). Securities in which the funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, none of the funds will invest in obligations issued by an instrumentality of the U.S. Government unless SBFM determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the fund.


   Ratings as Investment Criteria. In general, the ratings of NRSROs represent the opinions of those organizations as to the quality of the securities that they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the funds as initial criteria for the selection of portfolio securities, but the funds also will rely upon the independent advice of SBFM to evaluate potential investments.


   Subsequent to the purchase of a particular security by a fund, its rating may be reduced below the minimum required for purchase by the fund or the issuer of the security may default on its obligations with respect to the security. In that event, the fund will dispose of the security as soon as practicable, consistent with achieving an orderly disposition of the security, unless the Directors determine that disposal of the security would not be in the best interest of the fund. In addition, it is possible that a security may cease to be rated or an NRSRO might not timely change its rating of a particular security to reflect subsequent events. Neither of these events will necessarily require the sale of the security by the fund, but the Directors will promptly consider such event in their determination of whether the fund should continue to hold the security. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies and Rule 2a-7 under the 1940 Act.



   Repurchase Agreements. Each fund may engage in repurchase agreement transactions with banks which are issuers of instruments acceptable for purchase by such fund and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Repurchase agreements are transactions in which a fund purchases securities (normally U.S. Government Securities) and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Company's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price. SBFM, acting under the supervision of the Directors, reviews the creditworthiness of those banks and dealers with which a fund enters into repurchase agreements to evaluate potential risks.



   Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests or to earn additional income on portfolio securities.


   Lending of Portfolio Securities. Each fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will not exceed 20% of the fund's total assets, taken at value. A fund may not lend its portfolio securities to SBFM or its affiliates without specific authorization from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities by a fund will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, a fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with SBFM, and which is acting as a "finder."

   By lending portfolio securities, a fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities and any increase in market value;
(e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Directors of the Company must terminate the loan and regain the right to vote the securities.

   The limit of 20% of each fund's total assets to be committed to securities lending is a fundamental policy of each fund, which means that it cannot be changed without approval of a majority of a fund's outstanding shares. However, the funds do not currently intend to engage in securities lending.


   Floating Rate and Variable Rate Obligations. Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Each fund may purchase floating rate and variable rate obligations that carry a demand feature that would permit the fund to tender them back to the issuer or remarketing agent at par value prior to maturity. Each fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks. As determined by SBFM, under the supervision of the Directors, the quality of the underlying creditor or of the bank, as the case may be, also must be equivalent to the quality standards set forth above. In addition, SBFM will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of the obligations, and similarly will monitor the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.


   Participation Interests. The funds may invest in participation interests in any type of security in which the funds may invest. Each fund may invest in participation interests in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank that SBFM, under the supervision of the Board of Directors, has determined meets the prescribed quality standards of the fund. Each fund has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the fund's participation interest in the obligation, plus accrued interest. Each fund currently is permitted to invest in participation interests when the demand provision complies with conditions established by the SEC. Banks will retain or receive a service fee, letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the obligations over the negotiated yield at which the instruments were purchased by the fund. Participation interests in the form to be purchased by Municipal Portfolio are relatively new instruments, and no ruling of the Internal Revenue Service has been secured relating to whether the interest paid on such instruments is exempt from regular federal income tax Municipal Portfolio intends to purchase participation interests based upon opinions of counsel to the issuer that the interest thereon is not subject to regular federal income tax.


   When-Issued Securities. Each fund may purchase securities on a when-issued basis, in which case delivery of and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate to be received on the securities purchased on a when-issued basis are each fixed when the buyer enters into a commitment. Although each fund will purchase securities on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

   Securities purchased on a when-issued basis and the securities held in a fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which generally will result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a fund remains substantially fully invested at the same time it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund's assets will vary from $1.00 per share. Interest will not accrue on fixed income securities purchased by a fund until delivery and payment for the securities take place. Purchasing securities on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction.


   If a fund agrees to purchase when-issued securities, a segregated account consisting of cash or other liquid securities held by the fund equal to the amount of the when-issued commitments will be established with the Company's custodian. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover when-issued commitments than when it sets aside cash. When the time comes to pay for when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are not exempt from federal income tax. When a fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of the seller (of the when-issued securities) to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



   Municipal Leases. Cash Portfolio and Municipal Portfolio may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sales contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The funds will purchase municipal leases subject to a non-appropriation clause only when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the section "Obligations of Financial Institutions," below.


   In evaluating municipal lease obligations, SBFM will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets;
(c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue the appropriations of funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations that are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then SBFM may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


   Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the fund.


   Demand Features. The funds may invest in securities that are subject to puts and standby commitments, also known as demand features. Demand features give a fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument's credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of a fund's investments may be dependent in part on the credit quality of the banks supporting the fund's investments and changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.


Cash Portfolio

   Cash Portfolio pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The fund may also invest in U.S. Government Securities and municipal securities, although the fund expects to invest in such securities to a lesser degree.


   Debt Securities. The fund may invest in debt obligations of domestic and foreign issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds and variable amount master demand notes. The fund may invest in privately issued commercial paper that is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper ("Section 4(2) paper") is eligible for resale to institutional investors, and accordingly SBFM may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Directors. If a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities.


   Bank Obligations. Domestic commercial banks organized under Federal law ("national banks") are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of certificates of deposit ("CDs") of each bank held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of government regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.



   Obligations of Financial Institutions. The fund may invest in obligations of financial institutions. Examples of obligations in which the fund may invest include negotiable CDs, bankers' acceptances and time deposits ("TDs") of U.S. banks having total assets in excess of $1 billion or the equivalent of $1 billion in other currencies (in the case of foreign banks) and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). Under current FDIC regulations, the maximum insurance payable as to any one CD is $100,000; therefore, CDs in denominations greater than $100,000 that are purchased by the fund will not be fully insured. The Cash Portfolio may invest up to 10% of its total assets in fixed TDs maturing from two business days to seven calendar days. The Cash Portfolio may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.


   Cash Portfolio will invest at least 25% of its total assets in obligations of domestic and foreign banks, subject to the above-mentioned size criteria. The fund may invest in instruments issued by domestic banks, including those issued by their branches outside the United States and subsidiaries located in Canada, and in instruments issued by foreign banks through their branches located in the United States and the United Kingdom. In addition, Cash Portfolio may invest in fixed time deposits of foreign banks issued through their branches located in Grand Cayman Island, Nassau, Tokyo and Toronto. The fund may also invest in Eurodollar and Yankee bank obligations.

   Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to:
(a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to a specific percentage of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by domestic branches of foreign banks or by foreign branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.


   Eurodollar or Yankee Obligations. Eurodollar bank obligations are dollar denominated CDs or TDs issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.



   U.S. Government Securities. The fund may invest without limit in U.S. Government Securities as described below under "Government Portfolio."



   Municipal Securities. The fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Municipal Portfolio." Although these obligations may pay interest that is excluded from gross income for regular federal income tax purposes, unlike the Municipal Portfolio, dividends paid by Cash Portfolio attributable to tax-exempt interest will not be excluded from the gross income of shareholders.



   Custodial Receipts. Cash Portfolio may acquire custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government notes or bonds. These notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), "Certificates of Accrual on Treasury Securities" ("CATS") and FICO Strips. The underwriters of these certificates or receipts purchase a U.S. Government Security (as defined above) and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities but are not U.S. Government Securities. Although typically under the terms of a custodial receipt the Cash Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, Cash Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, Cash Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if Cash Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a nontaxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


   Asset-Backed and Receivable-Backed Securities. Cash Portfolio may invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities have been offered to investors, including "Certificates for Automobile Receivables" ("CARs") and interests in pools of credit card receivables. CARs represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARs are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARs may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following such sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with the fund's investment objective and policies and subject to the review and approval of the Company's Board of Directors, the fund also may invest in other types of asset-backed and receivable-backed securities.



   Participation Interests. Cash Portfolio may purchase participation interests in loans with remaining maturities of 13 months or less. These loans must be made to issuers in whose obligations the fund may invest. Any participation purchased by the fund must be issued by a bank in the United States with assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, the participation is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the fund to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation, such as commercial paper, of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank, rather than of the underlying corporate borrower, so that the fund may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited and any participation interest may be regarded as illiquid.


   In the event that SBFM does not believe that price quotations currently obtainable from banks, dealers or pricing services consistently represent the market values of participation interests, SBFM will, following guidelines established by the Board of Directors, value the participation interests held by Cash Portfolio at fair value, which approximates market value. In valuing a participation interest, SBFM will consider the following factors, among others:
(i) the characteristics of the participation interest, including the cost, size, interest rate, period until next interest rate reset, maturity and base lending rate of the participation interest, the terms and conditions of the loan and any related agreements and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Company's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) the market for the participation interest, including price quotations for and trading in the participation interest and similar participation interests or instruments and the market environment and investor attitudes toward the participation interest or participation interests generally; (v) the quality and creditworthiness of any intermediary participants; and (vi) general economic or market conditions.

Government Portfolio

   Government Portfolio pursues its objective by investing exclusively in short-term obligations issued and/or guaranteed, as to payment of principal and interest, by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations. Pursuant to Rule 35d-1 under the 1940 Act, under normal conditions the Fund must invest at least 80% of its net assets in these securities. Although this investment policy may be changed without stockholder approval, Government Portfolio has adopted a policy to provide its shareholders with at least 60 days prior notice of any change in this 80% policy. Government Portfolio will be rated from time to time by S&P and Moody's.


   U.S. Government Securities. U.S. Government Securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and include, for the purpose of describing permitted investments, repurchase agreements collateralized by and municipal securities refunded with escrowed U.S. Government Securities ("U.S. Government Securities"). U.S. Government Securities in which the fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those guaranteed by the Small Business Administration or issued by the GNMA. In addition, U.S. Government Securities in which the fund may invest include securities supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of Federal Home Loan Banks, and securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government.


The Municipal Portfolio


   As a matter of fundamental policy, under normal market conditions Municipal Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes in high quality, short-term investment grade municipal securities whose interest is exempt from regular federal income taxes. However, the fund reserves the right to invest up to 20% of the value of its assets in securities the interest on which is subject to regular federal income tax. In addition, the fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "municipal securities" for purposes of determining compliance with the 80% test described above. Dividends derived from interest income on all municipal securities are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.



   Description of Municipal Obligations. Municipal obligations in which the Municipal Portfolio may invest are short-term debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts (generally referred to as "municipalities") that pay interest that is excluded from gross income for regular federal income tax purposes ("Municipal Obligations"). The three principal classifications of Municipal Obligations are Municipal Bonds, Municipal Commercial Paper and Municipal Notes.



   At times, the fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities, such as, for example, securities whose issuers are located in the same state, or securities, the interest on which is derived from revenues of similar type projects. The fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.


   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

   Municipal Bonds. Municipal Bonds, which generally have a maturity of more than one year when issued, have two principal classifications: General Obligation Bonds and Revenue Bonds. A private activity bond is a particular kind of Revenue Bond. The classifications of Municipal Bonds and private activity bonds are discussed below.

   1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects including construction or improvement of schools, highways and roads, and water and sewer systems.

General Obligation Bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest.

   2. Revenue Bonds. Revenue Bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a Revenue Bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


   3. Private Activity Bonds. Private activity bonds are considered Municipal Bonds if the interest paid on them is excluded from gross income for regular federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance, for example, various privately operated facilities for manufacturing and housing. These bonds also are used to finance facilities such as airports, docks, wharves and mass commuting facilities. The payment of the principal and interest on these bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


   Municipal Commercial Paper. Issues of Municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or are refinanced with long-term debt. These obligations generally have maturities of 13 months or less. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


   1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.



   2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.


   3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for the repayment of the Notes.

   4. Construction Loan Notes. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the GNMA to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. Municipal Portfolio will purchase only Construction Loan Notes that are subject to GNMA or bank purchase commitments.

   There are a number of other types of Municipal Commercial Paper issued for specified purposes and secured in manners that may vary from those described above.


   Taxable Investments. As discussed above, although the fund will attempt to invest substantially all of its assets in Municipal Obligations, the fund may, under certain circumstances, invest in certain securities the interest on which is subject to regular federal income tax. These securities include: (i) short-term obligations of the U.S. Government, its agencies or instrumentalities, (ii) CDs, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and whose deposits are insured by the FDIC, (iii) commercial paper and (iv) repurchase agreements covering any of the securities described in items (i) and (iii) above or any other obligations of the U.S. Government, its agencies or instrumentalities. Income from securities lending transactions is also taxable. Situations in which Municipal Portfolio may invest up to 20% of its total assets in taxable securities include: (a) pending investment of proceeds of sales of fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities or (c) when the fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. The fund temporarily may invest more than 20% of its total assets in taxable securities to maintain a defensive posture when, in the opinion of SBFM, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations.


   Purchase of Securities with Stand-By Commitments. Municipal Portfolio may acquire stand-by commitments with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker-dealer, dealer or bank would agree to purchase at the fund's option a specified Municipal Obligation at a specified price. Thus, a stand-by commitment may be viewed as the equivalent of a "put" option acquired by the fund with respect to a particular Municipal Obligation held in the fund's portfolio.

   The amount payable to Municipal Portfolio upon its exercise of a stand-by commitment normally would be (a) the acquisition cost of the Municipal Obligation (excluding any accrued interest the fund paid on the acquisition), less any amortization of market premium or plus any amortization of market or original issue discount during the period the fund owned the security, plus (b) all interest accrued on the security since the last interest payment date during the period that the security was owned by the fund. Absent unusual circumstances, the fund would value the underlying Municipal Obligation at amortized cost. As a result, the amount payable by the broker-dealer, dealer or bank during the time a stand-by commitment is exercisable would be substantially the same as the value of the underlying Municipal Obligation.

   Municipal Portfolio's right to exercise a stand-by commitment would be unconditional and unqualified. Although the fund could not transfer a stand-by commitment, the fund could sell the underlying Municipal Obligation to a third party at any time. It is expected that stand-by commitments generally will be available to the fund without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments, however, if such action is deemed necessary. In any event, the total amount paid for outstanding stand-by commitments held by the fund would not exceed 1/2 of 1% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired.

   Municipal Portfolio intends to enter into stand-by commitments only with broker-dealers, dealers or banks that SBFM believes present minimum credit risks. The fund's ability to exercise a stand-by commitment will depend on the ability of the issuing institution to pay for the underlying securities at the time that the stand-by commitment is exercised. The credit of each institution issuing a stand-by commitment to the fund will be evaluated on an ongoing basis by SBFM in accordance with procedures established by the Board of Directors.

   Municipal Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Each stand-by commitment will be valued at zero in determining net asset value. If the fund pays directly or indirectly for a stand-by commitment, its costs will be reflected in realized gain or loss when the commitment is exercised or expires. The maturity of a Municipal Obligation purchased by the fund will not be considered shortened by any stand-by commitment to which the obligation is subject. Thus, stand-by commitments will not affect the dollar-weighted average maturity of the fund's portfolio.


   Municipal Portfolio understands that the Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that, in specific factual circumstances, a registered investment company will be treated for federal income tax purposes as the owner of Municipal Obligations acquired subject to a stand-by commitment and the interest on the Municipal Obligations will be tax-exempt to the fund. There can be no assurance that all of the fund's stand-by commitments will be factually the same as those described in this ruling or governed by its conclusions.

   Municipal Leases. The fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities that may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.


   Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. SBFM may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Board of Directors.




   Derivative Products. Municipal Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership that provides for tax-exempt income on the bonds to be passed-through to the holders of the derivative product. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty that agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.



   Investments in derivative products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal obligations. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the IRS has not issued a ruling on this subject. If the IRS issues an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.


   The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund's investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully consistent with the fund's maturity guidelines.

                                 RISK FACTORS

   Although each fund invests only in high quality money market instruments, an investment in a fund is subject to risk even if all securities in a fund's portfolio are paid in full at maturity. Specifically, all money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

   Each fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by such fund. The market value of the obligations in each fund can be expected to vary inversely to changes in prevailing interest rates. Investors should recognize that, in periods of declining interest rates, the yield of each fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to each fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the funds will invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

   Investments in securities issued by foreign banks or foreign issuers present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions and reduced availability of public information. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign bank than about a domestic bank.

                            INVESTMENT RESTRICTIONS


   Each fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable), or
(ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Company (or a particular fund or class, as applicable) are present or represented by proxy.


   If a percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

   The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.



   Each fund, except as noted, has adopted the following fundamental policies:

      (1) With respect to 75% of its assets, a fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the fund's total assets would be invested in the securities of a single issuer or the fund would own more than 10% of the outstanding voting securities of any single issuer.

      (2) A fund may not purchase securities if more than 25% of the value of a fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic or foreign commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks);
   (ii) this limitation shall not apply to the Municipal Portfolio's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

      (3) A fund may not act as an underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of such fund.

      (4) A fund may not make loans, except that this restriction shall not prohibit (a) purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements. A fund may not lend any security if, as a result, more than 20% of a fund's total assets would be lent to other parties.

      (5) A fund may not purchase or sell real estate or any interest therein, except that the fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

      (6) A fund may borrow money for emergency purposes (not for leveraging) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 5% of the value of a fund's total assets by reason of a decline in net assets, the fund will reduce its borrowings within three business days to the extent necessary to comply with the 5% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this latter limit.

      (7) Each fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that fund.

      (8) Under normal circumstances, Municipal Portfolio must invest at least 80% of the value of its net assets plus any borrowings for investment purposes in municipal securities or other instruments with similar economic characteristics whose interest is exempt from regular federal income taxes.

   Each fund has adopted the following non-fundamental investment restrictions that may be changed by the Board of Directors of the Company without shareholder approval:


      (1) A fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Directors, or SBFM acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.


      (2) A fund may not invest in the securities of another investment company except in connection with a merger, consolidation, reorganization or acquisition of assets.

      (3) A fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.


      (4) A fund may not invest more than 5% of the value of its total assets in the securities of any issuer that has conducted continuous operations for less than three years, including operations of predecessors, except that this shall not affect the fund's ability to invest in U.S. Government Securities, fully collateralized debt obligations, Municipal Obligations, securities that are rated by at least one NRSRO and securities guaranteed as to principal and interest by an issuer in whose securities the fund could invest.


      (5) A fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

      (6) A fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the fund may own debt securities of companies engaged in those businesses.

      (7) A fund may not invest in companies for the purpose of exercising control of management.

Portfolio Transactions

   Most of the purchases and sales of securities for a fund, whether transacted on a securities exchange or in the over-the-counter market, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for a fund are made by SBFM, which also is responsible for placing these transactions, subject to the overall review of the Company's Board of Directors.

   Although investment decisions for each fund are made independently from those of the other accounts managed by the Manager, investments of the type the fund may make also may be made by those other accounts. When a fund and one or more other accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained or disposed of by the fund.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality, respectively.


   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, the Manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each management agreement between the Company and the Manager relating to a fund authorizes the Manager, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the fund, the other funds and/or other investment companies and accounts over which the Manager or its affiliates exercise investment discretion. The fees under the management agreements relating to the funds between the Company and the Manager are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the funds. For the 2001, 2002 and 2003 fiscal years, the fund has paid no brokerage commissions.



   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board of Directors has determined that transactions for a fund may be executed through CGM and other affiliated broker-dealers if, in the judgment of the Manager, the use of such broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, such broker-dealer charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. CGM may directly execute such transactions for the funds on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized CGM to effect such transactions, and (b) CGM advises the fund annually of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For the 2001, 2002 and 2003 fiscal years, the fund has paid no commissions to CGM.

   The Manager places orders for the purchase and sale of securities for the portfolios of each fund. All of the fund's transactions have been principal transactions with major dealers in money market instruments on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM.



   For the fiscal year ended May 31, 2003, the fund held the following securities issued by its regular brokers or dealers:



   FACE                                                     ANNUALIZED
  AMOUNT                        SECURITY                      YIELD       VALUE
  ------                        --------                    ---------- -----------
 25,000,000   Bear Stearns Co. matures 6/27/03                 1.29     24,976,889
 40,000,000   Goldman Sachs & Co. matures 8/28/03              1.23     39,880,711
100,000,000   Morgan Stanley matures 6/25/03 to 7/23/03        1.25     99,868,055
 50,000,000   CS First Boston matures 3/8/04                   1.32     50,000,000
 75,000,000   Goldman Sachs Promissory Note matures 8/25/03    1.42     75,000,000
102,750,000   Merrill Lynch, Master-Note due 6/2/03           1.525    102,750,000
 50,000,000   CS First Boston matures 7/22/03                  1.27     50,000,000



   The Board of Directors has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.


                               YIELD INFORMATION


   The funds may measure performance in several ways, including "yield," "effective yield" and (for Municipal Portfolio only) "tax-equivalent yield." A fund's yield is a way of showing the rate of income the fund earns on its investments as a percentage of the fund's share price. Yield represents the income, less expenses generated by the investments, of the fund over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield. Municipal Portfolio may also quote its tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal the fund's tax-free yield. Fund yield figures are based upon historical earnings and are not intended to indicate future performance. A fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns.



   In performance advertising, the funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Inc., Lipper, Inc., CDA/Wiesenberger, iMoneyNet, Inc. or other companies that track the investment performance of investment companies ("Fund Tracking Companies"). The funds may also compare their performance information with the performance of recognized stock, bond and other indexes, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The funds may refer to general market performance over past time periods, such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

   Any current yield quotation of a fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The fund's current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the fund may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).



   Municipal Portfolio's tax-equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the fund's yield after taxes. Tax-equivalent yields are calculated by dividing Municipal Portfolio's yield by one minus the stated federal tax rate. If only a portion of the fund's yield is tax-exempt, only that portion is adjusted in the calculation.



   Although published yield information is useful to investors in reviewing a fund's performance, investors should be aware that a fund's yield fluctuates from day to day and that the fund's yield for any given period is not an indication or representation by the fund of future yields or rates of return on the fund's shares. Also, Service Agents, as defined on page 24, may charge their customers direct fees in connection with an investment in a fund, which will have the effect of reducing the fund's net yield to those shareholders. The yield of a fund is not fixed or guaranteed, and an investment in a fund is not insured. Accordingly, a fund's yield information may not necessarily be used to compare fund shares with investment alternatives that, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the funds are not insured or guaranteed, a fund's yield information may not necessarily be used to compare the fund with investment alternatives which are insured or guaranteed.



   For the seven-day period ended May 31, 2003, the yield and effective yield for Class A shares of Cash Portfolio, Government Portfolio and Municipal Portfolio were as follows:



                                                      Effective
                Portfolio                       Yield   Yield
                ---------                       ----- ---------
                Cash Portfolio (Class A)*...... 1.05%   1.06%
                Government Portfolio (Class A)* 1.01    1.01
                Municipal Portfolio+ (Class A)* 1.04    1.04

--------

* As of May 31, 2003, no Class B shares of the funds were outstanding. Accordingly, no comparable information is available for Class B shares.


+ Municipal Portfolio's tax-equivalent yield (assuming a federal income tax rate of 35%) for the same period for Class A shares was 1.60% and its tax-equivalent effective yield (assuming a federal income tax rate of 35%) for the same period was 1.60%.


                       DETERMINATION OF NET ASSET VALUE


   The net asset value per share of Cash Portfolio and Government Portfolio is determined as of 4:00 pm Eastern time on each day that the New York Stock Exchange ("NYSE") is open. The net asset value per share of the Municipal Portfolio is determined as of 12:00 noon, Eastern time, on each day that the NYSE is open. The net asset value per share of each fund is determined by dividing the fund's net assets attributable to the class (i.e., the value of its assets less liabilities) by the total number of shares of the class outstanding. Each fund may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

   Each fund uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method of valuation of the fund's securities involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates or changes of the issuer's creditworthiness on the market value of the instrument. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in the fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund's shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days or less and investing in securities with remaining maturities of only 13 months or less, there can be no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.


                              PURCHASE OF SHARES


   Purchases of fund shares may be made directly through PFPC Global Fund Services ("PFPC"), through a broker-dealer, financial intermediary, or a financial institution (each called a "Service Agent") or a Smith Barney Financial Consultant. CGM and other Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent, PFPC, are not subject to a maintenance fee. The Company reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Class A shares of Cash, Government and Municipal Portfolios are available for purchase by any investor. Class B shares are available for purchase by financial institutions on behalf of fiduciary, agency or custody accounts.



   The minimum initial investment for each fund and class is $1,000,000, except the minimum initial investment amount for each account managed or advised by an investment advisory subsidiary of Citigroup is $50,000. Each additional investment must be no less than $50.


   The issuance of shares of a fund is recorded on the books of the Company, and, to avoid additional operating costs and for investor convenience, stock certificates will not be issued unless expressly requested in writing by a shareholder. Certificates will not be issued for fractional shares.


   The Company's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when PFPC, a Smith Barney Financial Consultant or a Service Agent receives, or converts the purchase amount into, federal funds (i.e., monies of member banks within the Federal Reserve Board) that are either in the client's brokerage account at CGM or the Service Agent before the fund's close of business. When orders for the purchase of Company shares are paid for in federal funds, or are placed by an investor with sufficient federal funds or cash balance in the investor's brokerage account with CGM or the Service Agent, the order becomes effective on the day of receipt if the order is received prior to noon (Eastern time), which is the close of business with respect to orders for Municipal Portfolio and 4:00 p.m. (Eastern time), which is the close of business with respect to orders for Cash and Government Portfolios, on any day the Company calculates its net asset value. Except as described below, purchase orders received after the close of business or with respect to which federal funds are not available, or when orders for the purchase of shares are paid for other than in federal funds, will not be accepted and a new purchase order must be submitted on the next day the Company calculates the fund's net asset value. On days a fund closes early (as described in the funds' prospectus), purchase orders received after the fund's close will be processed the next business day. Shares purchased begin to accrue income dividends on the business day the purchase order becomes effective.

                              EXCHANGE PRIVILEGE


   Shareholders of a fund may exchange their shares for shares of any other fund on the basis described below. To qualify for the exchange privilege, a shareholder must exchange shares with a current value of at least $1,000. Under the exchange privilege, each of the funds offers to exchange its shares for shares of any other fund, on the basis of relative net asset value per share. Since all of the funds seek to maintain a constant $1.00 net asset value per share, it is expected that any exchange with those funds would be on a share-for-share basis. If in utilizing the exchange privilege the shareholder exchanges all of its shares of a fund, all dividends accrued on such shares for the month to date will be invested in shares of the fund into which the exchange is being made. An exchange between funds pursuant to the exchange privilege is treated as a potentially taxable transaction for shareholders for federal income tax purposes.



   To exercise the exchange privilege, shareholders should contact PFPC, their Smith Barney Financial Consultant or their Service Agent, who will advise the applicable fund of the exchange. A shareholder may make exchanges by telephone, provided that (i) the shareholder has elected the telephone exchange option on the account application, (ii) the registration of the account for the new fund will be the same as for the fund from which it is exchanged, and (iii) the shares to be exchanged are not in certificate form. To make exchanges by telephone, a shareholder should call (800) 451-2010. The shareholder should provide identification and the account number and give the name of the fund into which the shareholder wishes to make the exchange, and the name of the fund and class and number of shares the shareholder wishes to exchange. The shareholder also may write to PFPC requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signature(s) guaranteed by a commercial bank that is a member of the FDIC, a trust company or a member firm of a domestic securities exchange. The Company reserves the right to require a properly completed exchange application.


   These exchange privileges may be modified or terminated at any time.

                             REDEMPTION OF SHARES


   Shareholders may redeem their shares without charge on any day the Company calculates its net asset value. Redemption requests received in proper form prior to 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, are priced at the net asset value as next determined. Redemption requests received after 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, will not be accepted and a new redemption request must be submitted on the following day that the Company calculates its net asset value, except on days when a fund closes early (as described in the funds' prospectus), redemption orders received after a fund's close will be processed as of the time the fund's net asset value is next calculated. Redemption requests must be made through a Smith Barney Financial Consultant or a Service Agent, except that shareholders who purchased shares of the Company through PFPC may also redeem shares directly through PFPC. A shareholder desiring to redeem shares represented by certificates also must present the certificates to a Smith Barney Financial Consultant, the Service Agent or PFPC endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests for shares represented by certificates will not be deemed received until certificates are received by PFPC in proper form.



   Shares held at CGM A redemption request received by CGM in proper form before 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, will not earn a dividend on the day the request is received and redemption proceeds will be credited to a shareholder's account on the same day.



   Shares held at PFPC A shareholder who purchases shares of the Company directly through PFPC may redeem shares through PFPC in the manner described under "Expedited Redemption Procedures" and "Ordinary Redemption Procedures."

Expedited Redemption Procedures


   Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone at 800-451-2010 or by mail to PFPC and have the proceeds sent by a federal funds wire to a previously designated bank account. A redemption request received prior to 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time will not earn a dividend on the day the request is received and payment will be made in federal funds wired on the same business day. If an expedited redemption request for which the redemption proceeds will be wired is received after 4:00 p.m. (noon in the case of Municipal Portfolio) Eastern time, and prior to the close of regular trading on a day on which PFPC is open for business, the redemption proceeds will be wired on the next business day following the redemption request that PFPC is open for business. A redemption request received after 4:00 p.m. (noon in the case of Municipal Portfolio), Eastern time, will earn a dividend on the day the request is received. If an expedited redemption request is received after the regular close of trading on the NYSE or on a day that CGM or PFPC is closed, the redemption proceeds will be wired on the next business day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of the shareholder's account.



   The Company, Citicorp Trust Bank, fsb, or PFPC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. In this regard, the Company, Citicorp Trust Bank, fsb and PFPC each will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions and exchanges are not available for shares for which certificates have been issued.



   To utilize the expedited redemption procedure, all shares must be held in non-certificate form in the shareholder's account. In addition, an account application with the expedited section properly completed must be on file with PFPC before an expedited redemption request is submitted. This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank account designated to receive the proceeds must be submitted in proper form on a new account application with signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder's name and account number, the dollar amount of the redemption requested, the name of the fund and class, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the application, the transaction will not be approved. If, because of unusual circumstances, a shareholder is unable to contact PFPC at the telephone number listed in the prospectus to make an expedited redemption request, the shareholder may contact his or her Service Agent to effect such a redemption, or request redemption in writing as described under "Ordinary Redemption Procedures" below.


Ordinary Redemption Procedures


   If this method of redemption is used, the shareholder may submit his redemption request in writing to PFPC. A fund will make payment for shares redeemed pursuant to the ordinary redemption procedures by check sent to the shareholder at the address on such shareholder's account application. Such checks will normally be sent out within one business day, but in no event more than three business days after receipt of the redemption request in proper form. If certificates have been issued representing the shares to be redeemed, prior to effecting a redemption with respect to such shares, PFPC must have received such certificates. A shareholder's signature must be guaranteed by an "eligible guarantor institution," as such term is defined by Rule 17Ad-15 of the 1934 Act, the existence and validity of which may be verified by PFPC through use of industry publications. A notary public is not an acceptable guarantor. In certain instances, PFPC may request additional documentation that it believes necessary to insure proper authorization, such as, but not limited to, trust instruments, death certificates, appointment of executor or administrator, or certificates of corporate authority. Shareholders with questions regarding proper documentation should contact PFPC.

                    MANAGEMENT AND DISTRIBUTION AGREEMENTS,
                 SHAREHOLDER SERVICES PLAN AND OTHER SERVICES

Manager


   SBFM serves as Manager to the funds pursuant to separate management agreements (the "Management Agreements") entered into by the Company on behalf of each fund. SBFM is an indirect wholly-owned subsidiary of Citigroup, Inc. SBFM provides investment advisory and management services to other investment companies affiliated with CGM.



   Under the Management Agreements, the Manager offers each fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects of the business and affairs of the fund. It also furnishes each fund with executive and other personnel; management, bookkeeping, accounting and administrative services; office space and equipment; and the services of the officers and employees of the Company.


   Each fund's Management Agreement provides that all other expenses not specifically assumed by the Manager under the Management Agreement are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of the custodian (including amounts as custodian and amounts for book keeping, performing portfolio valuations, and for rendering other services to the Company) and shareholder servicing agents, filing fees and expenses relating to the registration and qualification of the Company's shares under federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements and prospectuses), expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, out-of-pocket expenses of Directors and fees of Directors who are not "interested persons" as defined in the 1940 Act, fees of auditors and legal counsel, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the Company's corporate existence and extraordinary expenses, such as litigation and indemnification expenses. Direct expenses are charged to each fund; the management fee and general corporate expenses are allocated on the basis of relative net assets. No sales or promotion expenses are incurred by the Company, but expenses incurred in complying with laws regulating the issue or sale of the Company's shares are not deemed sales or promotion expenses.


   Each Management Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the the Directors who are not "interested persons" as defined in the 1940 Act of the fund's Board, with such Non-Interested Directors casting votes in person at a meeting called for such purpose. In approving the continuation of each fund's Management Agreement, the Board, including the Non-Interested Directors, considered the reasonableness of the management fee in light of the extent and quality of the management services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the fund, compared the fees charged by the Manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. The Non-Interested Directors were advised by separate independent legal counsel throughout the process. The Company or the Manager may terminate the Management Agreement with respect to each fund on 60 days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The Manager has agreed with respect to each fund that if in any fiscal year the total expenses of the fund, exclusive of taxes, brokerage, interest and extraordinary expenses, exceed 0.80% of the average daily net assets of the fund for that fiscal year, the Manager will reduce its fee to the extent of such excess. The 0.80% voluntary expense limitation shall be in effect until it is terminated with 14 days' written notice to shareholders and by supplement to the then-current prospectus.



   As compensation for SBFM's services to the fund, each fund pays a monthly fee at the annual rate of 0.27% of the value of that fund's average daily net assets.



   SBFM waived a portion of its management fee for each fund for the fiscal year ended May 31, 2003, and the management fees for the funds, after waivers, were 0.21%, 0.15% and 0.18% of the average daily net assets for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively. For the past fiscal year, total operating expenses without the management fee waivers were 0.29%, 0.35% and 0.32% of the average daily net assets for Cash Portfolio, Government Portfolio and Municipal Portfolio, respectively.





   For the fiscal year ended May 31, 2001, SBFM waived management fees of $4,184,546, $433,187 and $592,940 for the Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $10,530,117, $745,028 and $1,283,821 for the Cash, Government and Municipal Portfolios, respectively.



   For the fiscal year ended May 31, 2002, SBFM waived management fees of $3,252,809, $465,827 and $1,003,485 for the Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $12,137,559, $1,377,087 and $2,941,470 for the Cash, Government and Municipal Portfolios, respectively.



   For the fiscal year ended May 31, 2003, SBFM waived management fees of $2,410,901, $660,968 and $1,398,548 for the Cash, Government and Municipal Portfolios, respectively. Absent these fee waivers, the management fees for the Class A shares would have been $10,656,087, $1,437,724 and $4,186,601 for the Cash, Government and Municipal Portfolios, respectively.



   No Class B shares were outstanding for Cash Portfolio subsequent to the period ended May 31, 1998. No Class B shares were outstanding for Government Portfolio or Municipal Portfolio during the period ended May 31, 1998 through the fiscal year ended May 31, 2003.



   For fiscal years ended May 31, 2001, 2002 and 2003, Cash Portfolio, Government Portfolio and Municipal Portfolio paid no service or distribution fees.


Distributor


   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as each fund's distributor pursuant to a written agreement (the "Distribution Agreement"), which was approved by the Company's Board of Directors, including a majority of the Non-Interested Directors. The Distribution Agreement replaces a distribution agreement with CFBDS, Inc.


Shareholder Services Plan and Agreement


   The Board of Directors of the Company, including a majority of the Non-Interested Directors, approved a Shareholder Services Plan and related Servicing Agreement for Class B shareholders with CGM, replacing a Shareholder Services and Distribution Plan with CFBDS, Inc. Pursuant to the Shareholder Services Plan and related Servicing Agreement, each fund will pay to CGM or another servicing agent a fee at the annual rate of 0.25% of the average daily net assets of the fund attributable to the Class B shares sold and not redeemed. The services provided to Class B shareholders under the Servicing Agreement may include: establishing and maintaining client accounts and records; processing dividend and distribution payments from a fund on behalf of clients; responding to client inquiries; providing subaccounting services with respect to shares owned beneficially by clients; assisting in processing purchase, exchange and redemption requests from clients and in placing such orders with a fund's service contractors; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the fund may reasonably request and permitted by applicable law.


   For the fiscal years ended May 31, 2001, 2002 and 2003, Class B shares of the Cash Portfolio, Government Portfolio and Municipal Portfolio paid no service fees.



   Service Organizations. Institutional investors who are purchasing shares on behalf of their customers, such as banks, savings and loans institutions and other financial institutions ("service organizations"), may purchase Class B shares. These shares are identical in all respects to Class A shares except that they bear certain additional service fees described in the Company's prospectus relating to Class B shares and enjoy certain exclusive voting rights on matters relating to these service fees.



   The Company will enter into an agreement with each service organization that purchases Class B shares to provide certain services to the beneficial owners of such shares. Such services include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with CGM; processing dividend payments from the funds on behalf of their customers; providing information periodically to customers showing the positions in shares; arranging for bank wires; responding to customer inquiries relating to the services provided by the service organization and handling correspondence: and acting as shareholder of record and nominee. Under terms of the agreements, service organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investment in Class B shares.



   Class A shares are sold to investors that have not entered into servicing agreements with the Company in connection with their investments and who have met the investment minimum (See "Purchase of Shares").




                                     TAXES


   The following is a summary of certain material federal tax considerations regarding the purchase, ownership and disposition of shares of the funds by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



The Funds and Their Investments



   Each fund will be treated as a separate taxpayer for federal income tax purposes and each fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gain from the sale or other disposition of stock or securities, foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



   As a regulated investment company, a fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.



   If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as tax-exempt interest. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than one taxable year, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



   The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.



   Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds will not be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.
Foreign taxes paid by a fund will reduce the return from the fund's investments.







Taxation of U.S. Shareholders



   Dividends and Distributions. Each fund declares a dividend from its net investment income daily on each day the NYSE is open to conduct business, and pays dividends monthly. If a shareholder redeems an account in full between monthly dividend payment dates, all dividends declared up to and including the date of liquidation will be paid with the redemption proceeds. Dividends from net realized long-term capital gains, if any, will be distributed annually. The funds may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid federal excise tax liability. If a shareholder does not otherwise instruct, monthly income dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value.

   The per share amounts of dividends from net investment income on Class B shares may be lower than those of Class A shares, mainly as a result of the service fees applicable to the Class B shares. Capital gain distributions, if any, will be the same across both classes of fund shares.



   Dividends of a fund's net investment income (other than "exempt-interest dividends", as discussed below) and net realized short-term capital gain, are subject to federal income tax as ordinary income. Distributions, if any, of a fund's net realized long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.





   Shareholders are required to pay tax on all taxable distributions, even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the funds will qualify for the corporate dividends received deduction or as "qualified dividend income" for purposes of taxation at the rates generally applicable to long-term capital gains. Dividends consisting of interest from U.S. Government Securities may be exempt from state and local income taxes.



   Municipal Portfolio. Municipal Portfolio intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from Municipal Obligations and are generally not subject to regular Federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal individual and corporate alternative minimum taxes.



   Exempt-interest dividends attributable to interest received by Municipal Portfolio on certain "private activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. Exempt-interest dividends derived from the interest earned on private activity bonds will not be excluded from gross income for federal income tax purposes for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.


   Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.


   The interest expense incurred by a shareholder on borrowing made to purchase or carry Municipal Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.



   Dividends paid by Municipal Portfolio from interest income on taxable investments, net short-term capital gains and all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net long-term capital gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned fund shares.



   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Because each fund seeks to maintain a constant net asset value per share, it is not expected that a shareholder would have gain or loss upon a sale of fund shares. However, the ability of the funds to maintain a constant net asset value per share is not guaranteed, so there may be some gain or loss upon a sale.



   Backup Withholding. A fund may be required to withhold, for federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liability.

   Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund's taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.



   Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.



   The foregoing is only a summary of certain material federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.


                   ADDITIONAL INFORMATION ABOUT THE COMPANY


   The Company, an open-end, management investment company, was organized under the laws of the State of Maryland on March 28, 1995. The Board of Directors has authorized the issuance of three series of shares, each representing shares in one of three separate funds, and may also authorize the creation of additional series of shares. Each share of a fund represents an equal proportionate interest in the net assets of that fund or class with each other share of the same fund or class and is entitled to such dividends and distributions out of the net income of that fund or class as are declared in the discretion of the Board of Directors.


Voting Rights


   Shareholders are entitled to one vote for each share held and will vote in the aggregate and not by fund or class, except as otherwise required by the 1940 Act or Maryland General Corporation Law. The funds ordinarily will not hold shareholder meetings; however, shareholders have the right to call a meeting upon a vote of 10% of a fund's outstanding shares for the purpose of voting to remove Directors and the Company will assist shareholders in calling such a meeting.


   Each share of each fund of the Company has one vote (and fractional votes for fractional shares). Shares of all funds of the Company have noncumulative voting rights, which means that the holders of more than 50% of the shares of all funds of the Company voting for the election of Directors can elect 100% of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. Each fund and class will vote separately only with respect to those matters that affect only that fund and class.

   Under the by-laws, each Director will continue in office until the dissolution of the Company or the Director's earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Directors, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the by-laws or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Directors, to terminate or reorganize their fund, to amend the by-laws, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the by-laws or the Board of Directors.

Counsel


   Willkie Farr & Gallagher LLP serves as legal counsel to the Company. The Non-Interested Directors have selected Stroock & Stroock & Lavan LLP as their counsel.


Auditors


   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Company for its fiscal year ending May 31, 2004, to examine and report on the financial statements and financial highlights of the Company.

Custodian and Transfer Agent


   State Street Bank and Trust Company ("State Street") is located at 225 Franklin Street, Boston, Massachusetts 02110, and serves as custodian for the funds. Under a custodial agreement with the Company, State Street is authorized to appoint one or more foreign or domestic banking institutions as sub-custodians of assets owned by a fund. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.


Transfer Agent and Sub-Transfer Agent


   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York NY 10004, serves as the Company's transfer agent and shareholder services agent.



   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.



Proxy Voting Guidelines & Procedures



   Although individual Board members may not agree with particular policies or votes by the Fund's Manager, the Board has approved delegating proxy voting discretion to the Manager believing that the Manager should be responsible for voting because it is a matter relating to the investment decision making process.



   Attached as Appendix C is the summary of the guidelines and procedures that the funds use to determine how to vote proxies relating to portfolio securities, including the procedures that the funds use when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the Manager or any affiliated person of the fund or the Manager, on the other. This summary of the guidelines gives a general indication as to how the Manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.


Minimum Account Size

   The Company reserves the right to redeem involuntarily any shareholder's account if the aggregate net asset value of the shares of a fund held in the account is less than $100,000 (if a shareholder has more than one account in a fund, each account must satisfy the minimum account size.) Before the Directors elect to exercise such right, shareholders will receive prior written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary redemption.



Annual Reports

   The Company sends to each shareholder a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Company at the end of the period covered. The Company will furnish without charge a copy of the funds' annual and semi-annual report upon request by calling (800) 451-2010.

                             FINANCIAL STATEMENTS


   The funds' Annual Report for the fiscal year ended May 31, 2003 (filed on August 1, 2003; EDGAR Accession Number 0001193125-03-027316) is incorporated into this Statement of Additional Information by reference in its entirety.

                               OTHER INFORMATION

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds
   Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds
   We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray
   Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                 APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard and Poor's

  Municipal and Corporate Bonds and Municipal Loans


   The two highest ratings of the Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category


   The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  Short-Term Municipal Loans

   S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

   Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/1/MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/1/MIG-1 group.

  Other Short-Term Debt Securities

   Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

                APPENDIX B DESCRIPTION OF MUNICIPAL SECURITIES

   Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:




   1. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.



   2. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.



   3. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.



   4. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.



   5. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


   Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

   1. General Obligation Bonds are issued by such entities as states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.


   2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of Municipal Obligations. As with other kinds of Municipal Obligations, the issuers of Revenue Bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, Revenue Bonds are secured by the revenues or net revenues derived from a particular facility group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in Revenue Bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.



   In recent years, Revenue Bonds have been issued in large volumes for projects that are privately owned and operated (see below).


   Private Activity Bonds are considered municipal bonds if the interest paid thereon is excluded from gross income for federal income tax purposes and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

   While, at one time, the pertinent provisions of the Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.


   Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.



   Other Municipal Obligations, incurred for a variety of financing purposes, include municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, and are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuers) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Municipal Portfolio will purchase only municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the prospectus.



   Tax-exempt bonds are also categorized according to whether the interest on such bonds is or is not includible in the calculation of alternative minimum taxes imposed on individuals and corporations, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

        APPENDIX C DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES



   The Board of Directors of Smith Barney Institutional Cash Management Fund Inc. has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.


   In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

   In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.


   In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g., investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as a business unit independent from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

   CAM maintains a Proxy Voting Committee, of which the Manager's personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.


   If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

SMITH BARNEY INSTITUTIONAL CASH MANAGEMENT FUND, INC.

PART A

[PROSPECTUSES]

PART B

[STATEMENT OF ADDITIONAL INFORMATION]

PART C

OTHER INFORMATION

Item 23. Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the SEC on April 5, 1995 (File Nos. 33-90952 and 811-9012)

(a) Articles of Incorporation of Registrant are incorporated by reference to the Fund's Registration Statement.

(b)(1) By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on June 19, 1995 ("Pre-Effective Amendment No. 1").

(b)(2)   Amended By-Laws of Registrant are filed herewith.

(c) Specimen Stock Certificate are incorporated by reference to Post-Effective Amendment No. 4.

(d) Investment Advisory Agreement between the Registrant and Smith Barney Mutual Funds Management Inc. is incorporated by reference to Pre-Effective Amendment No. 1

(e)(1) Distribution Agreement between the Registrant and Smith Barney Inc. is incorporated by reference to Pre-Effective Amendment No. 1

(e)(2) Distribution Agreement between the Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 6.

(e)(3) Distribution Agreement between the Registrant and Salomon Smith Barney, Inc. is incorporated by reference to Post-Effective Amendment No. 8.

(e)(4) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 6

(e)(5) Form of Shareholder Services Plan is incorporated by reference to Post-Effective Amendment No. 10.

(e)(6) Form of Servicing Agreement is incorporated by reference to Post-Effective Amendment No. 10.

(f)      Not applicable.

(g)(1) Custody Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Pre-Effective Amendment No. 1.

(g)(2) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 10.

(h)(1) Form of Transfer Agency Agreement between the Registrant and First Data Investor Services, Group Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(h)(2) Transfer Agency Agreement between the Registration and Smith Barney Private Trust Company (presently known as Citicorp Trust Bank fsb) is incorporated by reference to Post-Effective Amendment No. 8.

(h)(3) Sub-Transfer Agency Agreement between the Registrant and First Data Investor Services Group, Inc. (presently known as PFPC Global Fund Services) is incorporated by reference to Post-Effective Amendment No. 8.

(i)(1) Opinion and consent of Willkie Farr & Gallagher is incorporated by reference to Pre-Effective Amendment No. 1.

(i)(2) Opinion and consent of Venable, Baetjer & Howard is incorporated by reference to Pre-Effective Amendment No. 1.

(j)      Consent of Auditors is filed herewith

(k)      Not applicable

(l)      Not applicable

(m)(1) Distribution and Service Plan under Rule 12b-1 is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(2) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant on behalf of each of its series is incorporated by reference to Post-Effective Amendment No. 6.

(n)      Not applicable

(o) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post- Amendment No. 2.

Item 24.    None

Item 25. Indemnification

The response to this item is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement.


Item 26.  Business and Other Connections of Investment Adviser

Investment Adviser -Smith Barney Fund Management LLC ("SBFM"). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted into a Delaware Limited Liability Company in 1999. SBFM is a wholly owned subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

a) Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, CitiFunds Trust III, CitiFunds Premium Trust, CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple

Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c)  Not applicable.

Item 28.  Location of Accounts and Records

(1)      Smith Barney Institutional Cash Management Fund Inc.
         125 Broad Street
         New York, New York 10004

(2)      Smith Barney Fund Management LLC
         399 Park Avenue
         New York, New York 10022

(3)      State Street Bank & Trust Company
         225 Franklin Street
         Boston, Massachusetts 02110

(4)      Citicorp Trust Bank fsb
         125 Broad Street
         New York, New York 10004

(5)      PFPC Global Fund Services
         P.O. Box 9699
         Providence, Rhode Island 02940-9699

(6)      Citigroup Global Markets Inc.
         388 Greenwich Street
         New York, New York 10013

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

(a)      None

                                   SIGNATURES

     As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of September, 2003.

                         SMITH BARNEY INSTITUTIONAL CASH
                         MANAGEMENT FUND, INC.

                                       By:    /s/ R. Jay Gerken
                                              R. Jay Gerken
                                              Chairman of the Board,
                                              President
                                              (Chief Executive Officer)

     As required by the Securities Act of 1933, as amended, this Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:

Signature                          Title                               Date

/s/ R. Jay Gerken          Chairman of the Board, President
R. Jay Gerken              and Director
                           (Chief Executive Officer)                09/26/2003

/s/Richard Peteka          Treasurer &
Richard Peteka             Chief Financial Officer                  09/26/2003

/s/ Paul R. Ades*          Director                                 09/26/2003
Paul R. Ades

/s/ Herbert Barg*          Director                                 09/26/2003
Herbert Barg

/s/ Dwight B. Crane*       Director                                 09/26/2003
Dwight B. Crane

/s/ Frank G. Hubbard*      Director                                 09/26/2003
Frank G. Hubbard

/s/ Jerome Miller*         Director                                 09/26/2003
Jerome Miller

/s/ Ken Miller*            Director                                 09/26/2003
Ken Miller


* By: /s/ R. Jay Gerken
          R. Jay Gerken
          Attorney-in-Fact
                                      A-8

INDEX TO EXHIBITS

Exhibit No.               Description of Exhibit

  (b)(2)                  Amended By-Laws of Registrant
  (j)                     Auditors Consent

                                      A-9